Exhibit 99.1

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
June 30, 2002
(in thousands)

	MeriStar	Non-	MeriStar	AGH	MeriStar	MeriStar	MeriStar	MeriStar
	Hospitality	Guarantor	Sub 7C,	Upreit,	Sub 5N,	Sub 8A	Sub 8F,	Sub 8G,
	OP, L.P.	Subsidiaries	LLC	LLC	LLC	LLC	L.P.	LLC

Assets

Investment in hotel properties	15,185	1,556,769	—	—	4,084	5,368	11,351	—

Accumulated depreciation	(6,515)	(211,259)	—	—	(474)	(1,047)	(1,707)	—

	8,670	1,345,509	—	—	3,609	4,320	9,644	—

Cash and cash equivalents	81	—	—	—	—	—	—	—

Accounts receivable, net	8,014	1,327	—	—	—	(16)	(28)	—

Prepaid expenses and other	(34)	61	—	—	—	—	2	—

Note receivable	143,164	—	—	—	—	—	—	—

Due from subsidiaries	(479,419)	138,212	—	7	3,349	5,260	4,687	9

Investments in affiliates	2,683,014	8,200	32	3,056	—	—	—	72

Restricted cash	11,376	5,429	—	—	—	—	115	—

Intangible assets, net	18,556	898	—	—	—	—	—	—

	2,393,422	1,499,637	32	3,063	6,959	9,565	14,420	82

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	13,724	11,363	—	—	67	(43)	179	—

Accrued interest	49,350	3,782	—	—	—	—	—	—

Due to MeriStar Hotels & Resorts	120	—	—	—	—	—	—	—

Income taxes payable	16	—	—	—	—	—	—	—

Distributions payable	449	—	—	—	—	—	—	—

Deferred income taxes	7,135	—	—	—	—	—	—	—

Interest rate swaps	8,684	—	—	—	—	—	—	—

Notes payable to MeriStar	357,311	—	—	—	—	—	—	—

Long-term debt	943,897	367,679	—	—	—	—	—	—

Total liabilities	1,380,681	382,823	—	—	67	(43)	179	—

Minority interests	2,646	—	—	—	—	—	—	—

Redeemable OP units at redemption value	67,722	—	—	—	—	—	—	—

Partners’ capital	942,373	1,116,813	32	3,063	6,892	9,607	14,242	82

	2,393,422	1,499,637	32	3,063	6,959	9,565	14,420	82

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6H,	Sub 8B,	Sub 1C,	Sub 8E,	Sub 7F,	Sub 5L,	Sub 3C,	Sub 5R,
	L.P.	LLC	L.P.	LLC	LLC	LLC	LLC	LLC

Assets

Investment in hotel properties	13,580	81,723	25,141	15,217	12,013	11,364	17,303	—

Accumulated depreciation	(1,660)	(8,689)	(4,377)	(2,142)	(2,223)	(435)	(2,649)	—

	11,920	73,034	20,764	13,075	9,790	10,929	14,654	—

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—	—

Prepaid expenses and other	—	—	17	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from subsidiaries	5,232	24,182	(3,001)	4,998	3,994	3,654	3,519	(43)

Investments in affiliates	—	—	—	—	—	—	—	43

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	—	42	—	5	—	—	54	—

	17,152	97,257	17,780	18,078	13,784	14,583	18,227	—

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	217	2,705	147	5	163	84	224	—

Accrued interest	—	—	—	—	—	—	—	—

Due to MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	—	—	—	—	—	—	—

Total liabilities	217	2,705	147	5	163	84	224	—

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	16,935	94,553	17,633	18,073	13,620	14,499	18,003	—

	17,152	97,257	17,780	18,078	13,784	14,583	18,227	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	Meristar	MeriStar	MeriStar	MeriStar
	Sub 6D,	Sub 6E,	Sub 4E,	Sub 1B,	Sub 5F,	Sub 6G,	Sub 8C,	Sub 4C,
	LLC	LLC	L.P.	LLC	L.P.	LLC	LLC	L.P.

Assets

Investment in hotel properties	17,407	44,246	24,660	18,284	31,215	22,319	36,769	16,376

Accumulated depreciation	(2,086)	(7,491)	(3,529)	(3,243)	(3,891)	(3,747)	(4,608)	(3,639)

	15,321	36,755	21,131	15,041	27,324	18,572	32,161	12,737

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	152	—	—	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from subsidiaries	6,117	16,156	2,158	12,027	10,035	4,544	3,981	476

Investments in affiliates	—	—	—	—	—	—	—	—

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	—	—	5	—	—	—	2	—

	21,591	52,910	23,293	27,068	37,359	23,116	36,144	13,213

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	166	(24)	215	29	321	312	(45)	308

Accrued interest	—	—	—	—	—	—	—	—

Due to MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	—	—	48	—	—	—	—

Total liabilities	166	(24)	215	77	321	312	(45)	308

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	21,425	52,935	23,078	26,992	37,038	22,804	36,189	12,905

	21,591	52,910	23,293	27,068	37,359	23,116	36,144	13,213

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
June 30, 2002
(in thousands)

						Meristar
	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	Sub 7A	MeriStar	MeriStar
	Sub 4H,	Sub 7E,	Sub 3D,	Sub 1A,	Sub 5E,	Joint	Sub 6K,	Sub 2B,
	L.P.	LLC	LLC	LLC	LLC	Venture	LLC	LLC

Assets

Investment in hotel properties	12,399	17,856	22,413	11,245	52,832	13,043	22,777	9,935

Accumulated depreciation	(1,982)	(2,394)	(5,862)	(2,257)	(7,186)	(1,553)	(3,932)	(1,852)

	10,417	15,461	16,550	8,988	45,646	11,490	18,845	8,083

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—	(13)

Prepaid expenses and other	7	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from subsidiaries	(893)	5,421	6,783	5,636	12,013	3,935	15,281	(625)

Investments in affiliates	—	—	—	—	—	—	—	—

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	—	5	—	—	6	—	—	1

	9,531	20,888	23,333	14,624	57,665	15,425	34,126	7,446

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	89	127	116	128	395	204	173	87

Accrued interest	—	—	—	—	—	—	—	—

Due to MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	—	—	—	—	—	—	5,087

Total liabilities	89	127	116	128	395	204	173	5,173

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	9,442	20,761	23,217	14,496	57,270	15,221	33,953	2,273

	9,531	20,888	23,333	14,624	57,665	15,425	34,126	7,446

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
June 30, 2002
(in thousands)

	MeriStar	Meristar	MeriStar	MeriStar	MeriStar	MDV	MeriStar	MeriStar
	Sub 3A,	Sub 4A,	Sub 4D,	Sub 2A,	Sub 6L,	Limited	Sub 5C,	Sub 6J,
	LLC	LLC	LLC	LLC	LLC	Partnership	LLC	LLC

Assets

Investment in hotel properties	6,934	8,869	8,772	8,609	29,568	3,820	13,989	19,339

Accumulated depreciation	(1,423)	(1,112)	(1,334)	(1,359)	(2,909)	(477)	(2,513)	(2,889)

	5,511	7,757	7,437	7,250	26,659	3,343	11,476	16,450

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	44	—

Note receivable	—	—	—	—	—	—	—	—

Due from subsidiaries	1,314	3,614	147	(703)	4,278	2,047	105	5,350

Investments in affiliates	—	—	—	—	—	—	—	—

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	—	—	23	24	—	9	—	52

	6,825	11,371	7,608	6,572	30,937	5,399	11,624	21,851

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	105	221	142	110	118	72	920	50

Accrued interest	—	—	—	—	—	—	—	—

Due to MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	—	—	8,297	—	—	—	—

Total liabilities	105	221	142	8,407	118	72	920	50

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	6,720	11,150	7,466	(1,835)	30,818	5,327	10,705	21,800

	6,825	11,371	7,608	6,572	30,937	5,399	11,624	21,851

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 1D,	Sub 7B,	Sub 7D,	Sub 7G,	Sub 6B,	Sub 4I,	Sub 5D,	Sub 5H,
	L.P.	L.P.	LLC	LLC	LLC	L.P.	LLC	LLC

Assets

Investment in hotel properties	68,347	25,422	52,139	16,517	10,590	12,590	41,799	53,093

Accumulated depreciation	(8,619)	(2,739)	(7,326)	(3,747)	(1,516)	(3,921)	(5,921)	(6,999)

	59,728	22,683	44,813	12,770	9,074	8,670	35,877	46,094

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	792	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from subsidiaries	14,895	(4,473)	20,090	(15)	2,132	981	(6,874)	8,479

Investments in affiliates	—	—	—	—	—	—	51,368	—

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	33	—	356	16	6	—	20	—

	74,657	18,210	66,051	12,771	11,212	9,650	80,391	54,573

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	100	1,001	4,650	(22)	9	267	316	441

Accrued interest	88	—	—	—	—	—	—	—

Due to MeriStar Hotels & Resorts	—	—	(200)	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	—	—	—	—	—	24,000	—

Total liabilities	188	1,001	4,450	(22)	9	267	24,316	441

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	74,469	17,209	61,602	12,793	11,202	9,384	56,075	54,132

	74,657	18,210	66,051	12,771	11,212	9,650	80,391	54,573

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
June 30, 2002
(in thousands)

	MeriStar	AGH	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 7H,	PSS I,	Sub 2D,	Sub 4F,	Sub 5K,	Sub 5M,	Sub 1E,	Sub 5O,
	LLC	Inc.	LLC	L.P.	LLC	LLC	L.P.	LLC

Assets

Investment in hotel properties	10,036	17,757	16,062	31,828	27,875	21,999	10,441	8,704

Accumulated depreciation	(4,353)	(2,049)	(2,289)	(4,165)	(3,323)	(1,655)	(1,500)	(806)
	5,682	15,708	13,773	27,663	24,552	20,344	8,942	7,898

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from subsidiaries	5,577	10,672	293	3,532	(1,303)	6,415	6,571	2,406

Investments in affiliates	—	—	—	—	—	—	—	—

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	—	—	1	25	—	—	—	—

	11,259	26,380	14,067	31,220	23,249	26,759	15,512	10,305

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	411	305	31	227	4,432	228	19	100

Accrued interest	—	—	—	—	—	—	—	—

Due to MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	13	—	9,614	—	—	—	—	—

Total liabilities	424	305	9,645	227	4,432	228	19	100

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	10,834	26,075	4,423	30,992	18,817	26,531	15,493	10,205

	11,259	26,380	14,067	31,220	23,249	26,759	15,512	10,305

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	Meristar	MeriStar
	Sub 6M,	Sub 4B,	Sub 6C,	Sub 2C,	Sub 4G,	Sub 3B,	Sub 5G,	Sub 5P,
	Company	L.P.	LLC	LLC	L.P.	LLC	L.P.	LLC

Assets

Investment in hotel properties	32,871	16,810	20,772	29,697	25,522	24,897	162,642	39

Accumulated depreciation	(4,185)	(4,907)	(3,209)	(5,068)	(3,561)	(3,432)	(21,107)	(16)

	28,686	11,903	17,563	24,629	21,961	21,465	141,535	23

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—	—

Prepaid expenses and other	13	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from subsidiaries	14,202	(4,410)	9,015	5,473	6,673	2,045	33,665	1,713

Investments in affiliates	—	—	—	—	—	—	—	—

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	34	10	—	1	18	—	5	—

	42,935	7,503	26,578	30,103	28,653	23,511	175,206	1,736

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	42	277	(69)	386	318	182	1,588	37

Accrued interest	—	—	—	—	—	—	—	—

Due to MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	—	—	16,791	—	—	—	—

Total liabilities	42	277	(69)	17,177	318	182	1,588	37

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	42,893	7,226	26,647	12,926	28,335	23,328	173,617	1,699

	42,935	7,503	26,578	30,103	28,653	23,511	175,206	1,736

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5J,	Sub 5Q,	Sub 5A,	Sub 8D,	Sub 4J,	Hotel		Total
	LLC	LLC	LLC	LLC	LLC	Lessee, Inc.	Eliminations	Consolidated

Assets

Investment in hotel properties	105,930	16,385	34,837	30,499	37,983	1,614	—	3,208,468

Accumulated depreciation	(11,592)	(1,456)	(8,651)	(4,447)	(5,212)	(1,500)	—	(455,714)

	94,338	14,930	26,186	26,052	32,772	114	—	2,752,754

Cash and cash equivalents	—	—	—	—	—	27,324	—	27,405

Accounts receivable, net	—	—	—	—	(10)	41,776	—	51,995

Prepaid expenses and other	—	—	—	1	—	15,097	—	15,208

Note receivable	—	—	—	—	—	—	(84,095)	59,069

Due from subsidiaries	17,569	2,990	9,152	6,199	4,517	(7,393)	—	—

Investments in affiliates	—	—	—	—	—	1,629	(2,710,327)	41,714

Restricted cash	—	—	—	—	—	—	—	16,920

Intangible assets, net	—	—	—	—	26	—	—	20,232

	111,907	17,920	35,338	32,252	37,305	78,548	(2,794,422)	2,985,297

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	1,587	27	293	(86)	180	71,134	—	121,582

Accrued interest	—	—	—	—	—	(2)	—	53,217

Due to MeriStar Hotels & Resorts	—	—	—	—	—	9,172		9,092

Income taxes payable	—	—	—	—	—	25	—	41

Distributions payable	—	—	—	—	—	—	—	449

Deferred income taxes	—	—	—	—	—	(337)	—	6,798

Interest rate swaps	—	—	—	—	—	—	—	8,684

Notes payable to MeriStar	—	—	—	—	—	—	—	357,311

Long-term debt	—	—	23,609	—	—	(3,114)	(84,095)	1,311,824

Total liabilities	1,587	27	23,903	(86)	180	76,878	(84,095)	1,868,998

Minority interests	—	—	—	—	—	—	—	2,646

Redeemable OP units at redemption value	—	—	—	—	—	—	—	67,722

Partners’ capital	110,320	17,893	11,435	32,339	37,125	1,670	(2,710,327)	1,045,931

	111,907	17,920	35,338	32,252	37,305	78,548	(2,794,422)	2,985,297

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2002
(in thousands)

	MeriStar	Non-	MeriStar	AGH	MeriStar	MeriStar	MeriStar	MeriStar
	Hospitality	Guarantor	Sub 7C,	Upreit,	Sub 5N,	Sub 8A,	Sub 8F,	Sub 8G,
	OP, L.P.	Subsidiaries	LLC	LLC	LLC	LLC	L.P.	LLC

Participating lease revenue	—	35,050	—	—	244	344	570	—

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	1,705	2,153	—	—	—	—	—	—

Total revenue	1,705	37,203	—	—	244	344	570	—

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	469	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	2,815	(40)	—	—	—	—	—	—

Property operating costs	—	(13)	—	—	—	—	—	—

Property taxes, insurance and other	(1,172)	3,417	—	—	26	38	146	—

Depreciation and amortization	2,489	13,600	—	—	33	53	113	—

Expense for non-hedging derivatives	3,090	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net	—

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	7,222	17,433	—	—	60	91	259	—

Net operating income	(5,518)	19,770	—	—	184	253	311	—
Interest expense, net	25,866	6,990	—	—	(1)	(1)	(2)	—
Equity in income from consolidated entities	(34,974)	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	3,590	12,781	—	—	186	255	313	—

Minority interests	(3)	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on	—	—	—	—	—	—	—	—

sale of assets	3,593	12,781	—	—	186	255	313	—

Income tax benefit	90	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	3,503	12,781	—	—	186	255	313	—

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	3,503	12,781	—	—	186	255	313	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6H,	Sub 8B,	Sub 1C,	Sub 8E,	Sub 7F,	Sub 5L,	Sub 3C,	Sub 5R,
	L.P.	LLC	L.P.	LLC	LLC	LLC	LLC	LLC

Participating lease revenue	413	2,082	404	431	322	294	448	—

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	7	—	—	—	—

Total revenue	413	2,082	404	439	322	294	448	—

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	3	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	24	358	198	45	36	30	112	—

Depreciation and amortization	108	595	257	149	115	34	177	—

Expense for non-hedging dervitives	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	131	953	458	194	151	63	289	—

Net operating income	282	1,129	(54)	245	170	231	159	—
Interest expense, net	—	(25)	(11)	(1)	(3)	(1)	(5)	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	282	1,154	(42)	246	173	232	164	—

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on	—	—	—	—	—	—	—	—

sale of assets	282	1,154	(42)	246	173	232	164	—

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	282	1,154	(42)	246	173	232	164	—

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	282	1,154	(42)	246	173	232	164	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6D,	Sub 6E,	Sub 4E,	Sub 1B,	Sub 5F,	Sub 6G,	Sub 8C,	Sub 4C,
	LLC	LLC	L.P.	LLC	L.P.	LLC	LLC	L.P.

Participating lease revenue	636	1,662	357	680	729	813	486	249

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	4	—	4	(12)	—	—	—	—

Total revenue	640	1,662	360	668	729	813	486	249

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	44	208	98	40	86	77	148	101

Depreciation and amortization	133	424	229	158	264	209	346	131

Expense for non-hedging dervitives	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	177	633	327	198	350	286	495	232

Net operating income	462	1,029	33	470	379	527	(8)	17
Interest expense, net	(7)	(16)	(7)	(5)	(10)	(13)	(11)	(9)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	470	1,045	40	475	389	539	3	26

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on	—	—	—	—	—	—	—	—

sale of assets	470	1,045	40	475	389	539	3	26

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	470	1,045	40	475	389	539	3	26

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	470	1,045	40	475	389	539	3	26

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2002
(in thousands)

MeriStar
	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	Sub 7A	MeriStar	MeriStar
	Sub 4H,	Sub 7E,	Sub 3D,	Sub 1A,	Sub 5E,	Joint	Sub 6K,	Sub 2B,
	L.P.	LLC	LLC	LLC	LLC	Venture	LLC	LLC

Participating lease revenue	178	355	514	470	1,824	353	1,163	162

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	—	—	—	—	—

Total revenue	178	355	514	470	1,824	353	1,163	162

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	47	40	63	81	99	55	121	35

Depreciation and amortization	135	157	211	113	484	104	186	107

Expense for non-hedging dervitives	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	182	197	274	194	583	159	307	142

Net operating income	(4)	157	241	276	1,241	193	856	21
Interest expense, net	(2)	(4)	(11)	(4)	(8)	(9)	(10)	99
Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	(2)	162	252	280	1,250	202	866	(78)

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on	—	—	—	—	—	—	—	—

sale of assets	(2)	162	252	280	1,250	202	866	(78)

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	(2)	162	252	280	1,250	202	866	(78)

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	(2)	162	252	280	1,250	202	866	(78)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MDV	MeriStar	MeriStar
	Sub 3A,	Sub 4A,	Sub 4D,	Sub 2A,	Sub 6L,	Limited	Sub 5C,	Sub 6J,
	LLC	L.P.	LLC	LLC	LLC	Partnership	LLC	LLC

Participating lease revenue	132	249	116	167	492	141	479	816

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	—	—	—	—	—

Total revenue	132	249	116	167	492	141	479	816

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	27	61	40	38	48	27	110	47

Depreciation and amortization	62	—	77	81	223	34	149	160

Expense for non-hedging dervitives	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	89	61	117	120	271	60	260	207

Net operating income	44	187	(1)	47	221	81	220	609
Interest expense, net	(13)	(10)	(11)	174	(3)	(1)	(9)	(10)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	57	197	10	(126)	224	82	229	619

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on	—	—	—	—	—	—	—	—

sale of assets	57	197	10	(126)	224	82	229	619

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	57	197	10	(126)	224	82	229	619

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	57	197	10	(126)	224	82	229	619

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 1D,	Sub 7B,	Sub 7D,	Sub 7G,	Sub 6B,	Sub 4I,	Sub 5D,	Sub 5H,
	L.P.	L.P.	LLC	LLC	LLC	L.P.	LLC	LLC

Participating lease revenue	1,278	390	1,387	146	396	19	576	731

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	108	—	331	—	—	—	—	—

Total revenue	1,386	390	1,718	146	396	19	576	731

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	34	—	199	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	279	221	534	61	56	76	76	164

Depreciation and amortization	564	232	416	189	113	99	362	493

Expense for non-hedging dervitives	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	877	453	1,149	250	169	176	438	657

Net operating income	508	(62)	570	(103)	227	(157)	138	74
Interest expense, net	(8)	(4)	(12)	(6)	(3)	(11)	380	(22)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	516	(58)	582	(97)	230	(146)	(242)	96

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on	—	—	—	—	—	—	—	—

sale of assets	516	(58)	582	(97)	230	(146)	(242)	96

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	516	(58)	582	(97)	230	(146)	(242)	96

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	516	(58)	582	(97)	230	(146)	(242)	96

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2002
(in thousands)

	MeriStar	AGH	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 7H,	PSS I,	Sub 2D,	Sub 4F,	Sub 5K,	Sub 5M,	Sub 1E,	Sub 5O,
	LLC	Inc.	LLC	L.P.	LLC	LLC	L.P.	LLC

Participating lease revenue	314	666	352	467	643	440	459	206

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	1	—	—	—	—	—	—

Total revenue	314	667	352	467	643	440	459	206

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	91	107	59	93	75	74	37	34

Depreciation and amortization	138	—	120	280	297	113	74	54

Expense for non-hedging dervitives	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	230	107	179	373	372	187	111	88

Net operating income	85	561	173	94	272	253	349	117
Interest expense, net	(5)	(14)	200	(10)	(28)	(5)	(4)	(2)
Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	90	574	(27)	105	299	258	353	119

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on	—	—	—	—	—	—	—	—

sale of assets	90	574	(27)	105	299	258	353	119

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	90	574	(27)	105	299	258	353	119

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	90	574	(27)	105	299	258	353	119

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6M	Sub 4B,	Sub 6C,	Sub 2C,	Sub 4G,	Sub 3B,	Sub 5G,	Sub 5P,
	Company	L.P.	LLC	LLC	L.P.	LLC	L.P.	LLC

Participating lease revenue	1,299	51	832	419	621	205	3,033	183

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	4	9	4	6	12	—

Total revenue	1,299	51	836	427	625	211	3,045	183

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	—	—	—	—	(1)	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	73	85	50	89	125	79	456	12

Depreciation and amortization	301	119	195	264	229	231	1,547	1

Expense for non-hedging dervitives	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	374	204	245	354	354	310	2,003	13

Net operating income	925	(154)	591	73	271	(98)	1,042	170
Interest expense, net	(7)	(66)	(11)	344	(7)	(11)	(37)	—

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	932	(87)	602	(271)	277	(88)	1,079	170

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on	—	—	—	—	—	—	—	—

sale of assets	932	(87)	602	(271)	277	(88)	1,079	170

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	932	(87)	602	(271)	277	(88)	1,079	170

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	932	(87)	602	(271)	277	(88)	1,079	170

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2002
(in thousands)

						MeriStar
	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	Hotel
	Sub 5J,	Sub 5Q,	Sub 5A,	Sub 8D,	Sub 4J,	Lessee,		Total
	LLC	LLC	LLC	LLC	LLC	Inc.	Eliminations	Consolidated

Participating lease revenue	2,586	543	1,418	579	814	—	(74,881)	—

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	183,422	—	183,422

Food and beverage	—	—	—	—	—	71,905	—	71,905

Other operating departments	—	—	—	—	—	20,608	—	20,608

Office rental and other revenues	—	—	37	—	69	879	—	5,320

Total revenue	2,586	543	1,455	579	883	276,813	(74,881)	281,255

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	43,443	—	43,443

Food and beverage	—	—	—	—	—	50,445	—	50,445

Other operating departments	—	—	—	—	—	11,651	—	11,651

Office rental, parking and other operating expenses	—	—	—	—	89	—	—	790

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	—	—	4	41,946	—	44,727

Property operating costs	—	—	—	—	—	41,466	—	41,453

Property taxes, insurance and other	439	72	150	101	(86)	83,063	(74,881)	16,864

Depreciation and amortization	867	120	377	317	335	789	—	31,139

Expense for non-hedging derivatives	—	—	—	—	—	—	—	3,090

Write down of investment in STS Hotel Net						—		—

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	1,306	192	527	418	342	272,803	(74,881)	243,602

Net operating income	1,280	350	928	161	541	4,011	—	37,653
Interest expense, net	(31)	(25)	691	(5)	(11)	(101)	—	34,063

Equity in income from consolidated entities	—	—	—	—	—	—	34,974	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	1,311	375	237	166	552	4,112	(58,834)	3,590

Minority interests	—	—	—	—	—	—	—	(3)

Income (loss) before income tax benefit, loss on	—	—	—	—	—	—	—	—

sale of assets	1,311	375	237	166	552	4,112	(58,834)	3,593

Income tax benefit	—	—	—	—	—	—	—	90

Income (loss) before loss on sale of assets	1,311	375	237	166	552	4,112	(58,834)	3,503

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	1,311	375	237	166	552	4,112	(34,974)	3,503

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2002
(in thousands)

	MeriStar	Non-	MeriStar	AGH	MeriStar	MeriStar	MeriStar	MeriStar
	Hospitality	Guarantor	Sub 7C,	Upreit,	Sub 5N	Sub 8A,	Sub 8F,	Sub 8G,
Revenue:	OP, L.P.	Subsidiaries	LLC	LLC	LLC	LLC	L.P.	LLC

Participating lease revenue	—	70,137	—	—	563	689	1,141	—

Hotel operations:

Rooms	—	—	—	—		—	—	—

Food and beverage	—	—	—	—		—	—	—

Other operating departments	—	—	—	—		—	—	—

Office rental and other revenues	3,538	3,531	—	—		—	—	—

Total revenue	3,538	73,668	—	—	563	689	1,141	—

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	670	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	5,150	16	—	—	—	—	1	—

Property operating costs	(454)	(1)	—	—		—	—	—

Property taxes, insurance and other	(1,932)	9,698	—	—	53	76	376	—

Depreciation and amortization	5,160	26,859	—	—	66	112	226	—

Expense for non-hedging derivatives	3,079

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—

Write down of deferred costs	1,529	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	4,735	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality					—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	17,267	37,242	—	—	120	188	603	—

Net operating income	(13,730)	36,426	—	—	443	501	538	—
Interest expense, net	52,076	13,932	—	—	(3)	(5)	(4)	—

Equity in income from consolidated entities	(58,834)	—	—	—	—		—	—

Income (loss) before minority interests, income

tax benefit, loss on sale of assets	(6,972)	22,495	—	—	447	507	542	—

Minority interests	8	—	—	—	—

Income (loss) before income tax benefit, loss on

sale of assets	(6,980)	22,495	—	—	447	507	542	—

Income tax benefit	(159)	—	—	—		—	—	—

Income (loss) before loss on sale of assets	(6,821)	22,495	—	—	447	507	542	—

Loss on sale of assets, net of tax effect	—	—	—	—		—	—	—

Extraordinary item, net of tax effect	—	—	—	—		—	—	—

Net income (loss)	(6,821)	22,495	—	—	447	507	542	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6H,	Sub 8B,	Sub 1C,	Sub 8E,	Sub 7F,
Revenue:	L.P.	LLC	L.P.	LLC	LLC

Participating lease revenue	791	3,873	814	807	596
Hotel operations:
Rooms	—	—	—	—	—
Food and beverage	—	—	—	—	—
Other operating departments	—	—	—	—	—
Office rental and other revenues	—	—	—	15	—

Total revenue	791	3,873	814	823	596

Hotel operating expenses by department:
Rooms	—	—	—	—	—
Food and beverage	—	—	—	—	—
Other operating departments	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	1	—	3	—	—
Property operating costs	—	—	—	—	—
Property taxes, insurance and other	49	716	400	91	70
Depreciation and amortization	215	1,190	514	296	233
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—
FelCor merger costs	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—
Restructuring charge	—	—	—	—	—

Total operating expenses	264	1,906	917	387	303

Net operating income	527	1,967	(103)	436	292
Interest expense, net	(1)	(39)	(21)	(5)	(5)

Equity in income from consolidated entities	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	528	2,006	(81)	441	297
Minority interests	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	528	2,006	(81)	441	297
Income tax benefit	—	—	—	—	—

Income (loss) before loss on sale of assets	528	2,006	(81)	441	297
Loss on sale of assets, net of tax effect	—	—	—	—	—
Extraordinary item, net of tax effect	—	—	—	—	—

Net income (loss)	528	2,006	(81)	441	297

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
 Six months ended June 30, 2002
 (in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5L,	Sub 3C,	Sub 5R,	Sub 6D,	Sub 6E,	Sub 4E,
Revenue:	LLC	LLC	LLC	LLC	LLC	L.P.

Participating lease revenue	611	989	—	1,153	2,926	699
Hotel operations:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental and other revenues	—	—	—	10	—	7
Total revenue	611	989	—	1,163	2,926	705

Hotel operating expenses by department:
Rooms	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—	—	—
Undistributed operating expenses:
Administrative and general	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—
Property taxes, insurance and other	60	226	—	90	415	195
Depreciation and amortization	67	353	—	266	849	459
Expense for non-hedging derivatives
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Loss on asset impairment	—	—	—	—	—	—
Write down of deferred costs	—	—	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—	—	—
FelCor merger costs	—	—	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	126	579	—	356	1,265	654

Net operating income	485	410	—	806	1,661	51
Interest expense, net	(4)	(10)	—	(13)	(28)	(13)
Equity in income from consolidated entities	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	489	420	—	820	1,689	64
Minority interests	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	489	420	—	820	1,689	64
Income tax benefit	—	—	—	—	—	—

Income (loss) before loss on sale of assets	489	420	—	820	1,689	64
Loss on sale of assets, net of tax effect	—	—	—	—	—	—
Extraordinary item, net of tax effect	—	—	—	—	—	—

Net income (loss)	489	420	—	820	1,689	64

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 1B,	Sub 5F,	Sub 6G,	Sub 8C,	Sub 4C,	Sub 4H,	Sub 7E,	Sub 3D,	Sub 1A,
Revenue:	LLC	L.P.	LLC	LLC	L.P	L.P.	LLC	LLC	LLC

Participating lease revenue	1,185	1,531	1,376	973	559	349	717	1,227	871

Hotel operations:

Rooms	—	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—	—

Office rental and other revenues	569	—	—	2	—	—	—	—	—

Total revenue	1,754	1,531	1,376	975	559	349	717	1,227	871

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	—	1	—	(1)	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—	—

Property taxes, insurance and other	79	170	152	299	202	94	79	81	163

Depreciation and amortization	316	528	418	692	283	270	315	451	232

Expense for non-hedging derivatives

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality

Corporation	—	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—	—

Total operating expenses	395	699	570	991	485	364	394	532	395

Net operating income	1,359	832	806	(15)	74	(15)	322	696	476
Interest expense, net	(8)	(17)	(22)	(21)	(18)	(4)	(9)	(20)	(9)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	1,367	849	827	6	92	(11)	332	716	485

Minority interests	—	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on

sale of assets	1,367	849	827	6	92	(11)	332	716	485

Income tax benefit	—	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	1,367	849	827	6	92	(11)	332	716	485

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—	—

Net income (loss)	1,367	849	827	6	92	(11)	332	716	485

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5E,	Sub 7A,	Sub 6K,	Sub 2B,	Sub 3A,	Sub 4A,	Sub 4D,	Sub 2A,
Revenue:	LLC	LLC	LLC	LLC	LLC	LLC	LLC	LLC

Participating lease revenue	2,904	625	2,045	271	265	497	233	294

Hotel operations:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	—	—	—	—	—

Hotel operating expenses by department:	2,904	625	2,045	271	265	497	233	294

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	—	1	—	—	—	—	—	2

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	195	111	241	71	55	121	86	75

Depreciation and amortization	969	208	372	212	133	—	157	159

Expense for non-hedging derivatives

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	1,164	320	613	283	188	121	243	237

Net operating income	1,740	304	1,432	(11)	78	375	(10)	57
Interest expense, net	(16)	(16)	(18)	194	(18)	(17)	(20)	341

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	1,757	320	1,450	(205)	96	392	10	(283)

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	1,757	320	1,450	(205)	96	392	10	(283)

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	1,757	320	1,450	(205)	96	392	10	(283)

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	1,757	320	1,450	(205)	96	392	10	(283)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2002
(in thousands)

	MeriStar	MDV	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6L,	Limited	Sub 5C,	Sub 6J,	Sub 1D,	Sub 7B,	Sub 7D,	Sub 7G,	Sub 6B,
Revenue:	LLC	Partnership	LLC	LLC	L.P.	L.P.	LLC	LLC	LLC

Participating lease revenue	842	331	738	1,438	2,660	781	2,774	292	649

Hotel operations:

Rooms	—	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	—	215	—	672	—	—

Total revenue	842	331	738	1,438	2,875	781	3,446	292	649

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	65	—	682	—	—

Undistributed operating expenses:

Administrative and general	1	—	—	—	—	1	—	—	—

Property operating costs	—	—	—	—	—	—	—	—	—

Property taxes, insurance and other	98	65	208	93	546	444	1,067	120	116

Depreciation and amortization	445	68	298	322	1,118	463	832	378	227

Expense for non-hedging derivatives

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—	—

Total operating expenses	544	132	507	415	1,729	908	2,581	498	343

Net operating income	298	199	232	1,023	1,145	(126)	866	(205)	306
Interest expense, net	(5)	(2)	(17)	(19)	(30)	(8)	(23)	(12)	(4)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	303	201	249	1,042	1,175	(118)	889	(193)	310

Minority interests	—	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	303	201	249	1,042	1,175	(118)	889	(193)	310

Income tax benefit	—	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	303	201	249	1,042	1,175	(118)	889	(193)	310

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—	—

Net income (loss)	303	201	249	1,042	1,175	(118)	889	(193)	310

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar		MeriStar	MeriStar	MeriStar
	Sub 4I,	Sub 5D,	Sub 5H,	Sub 7H,	AGH PSS	Sub 2D,	Sub 4F,	Sub 5K,
Revenue:	L.P.	LLC	LLC	LLC	I, Inc.	LLC	L.P.	LLC

Participating lease revenue	39	992	1,970	629	1,403	597	934	1,379

Hotel operations:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	—	2	—	4	—

Total revenue	39	992	1,970	629	1,405	597	938	1,379

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	—	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	152	163	332	183	212	115	186	151

Depreciation and amortization	243	724	986	290	—	237	560	594

Expense for non-hedging derivatives

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	396	887	1,318	474	212	352	746	745

Net operating income	(357)	105	652	156	1,194	245	192	635
Interest expense, net	(20)	779	(40)	(10)	(22)	392	(17)	(50)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	(337)	(674)	692	166	1,215	(147)	210	684

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	(337)	(674)	692	166	1,215	(147)	210	684

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	(337)	(674)	692	166	1,215	(147)	210	684

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	(337)	(674)	692	166	1,215	(147)	210	684

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5M,	Sub 1E,	Sub 5O,	Sub 6M,	Sub 4B,	Sub 6C,	Sub 2C,	Sub 4G,	Sub 3B,
Revenue:	LLC	L.P.	LLC	Company	L.P.	LLC	LLC	L.P.	LLC

Participating lease revenue	1,089	776	482	2,216	106	1,546	762	1,347	573

Hotel operations:

Rooms	—	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	—	—	8	28	10	12

Total revenue	1,089	776	482	2,216	106	1,554	789	1,357	585

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	—	—	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—	—

Property taxes, insurance and other	150	73	69	144	171	100	175	249	160

Depreciation and amortization	226	150	109	603	296	394	519	458	461

Expense for non-hedging derivatives

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality

Corporation	—	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—	—

Total operating expenses	376	223	178	747	467	494	695	707	621

Net operating income	713	554	303	1,469	(362)	1,060	94	650	(35)
Interest expense, net	(10)	(8)	(4)	(11)	(122)	(18)	676	(13)	(18)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	723	562	307	1,480	(239)	1,078	(582)	662	(18)

Minority interests	—	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	723	562	307	1,480	(239)	1,078	(582)	662	(18)

Income tax benefit	—	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	723	562	307	1,480	(239)	1,078	(582)	662	(18)

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—	—

Net income (loss)	723	562	307	1,480	(239)	1,078	(582)	662	(18)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5G,	Sub 5P,	Sub 5J,	Sub 5Q,	Sub 5A,
Revenue:	L.P.	LLC	LLC	LLC	LLC

Participating lease revenue	6,253	302	5,376	1,196	3,000

Hotel operations:

Rooms	—	—	—	—	—

Food and beverage	—	—	—	—	—

Other operating departments	—	—	—	—	—

Office rental and other revenues	30	—	—	—	60

Total revenue	6,283	302	5,376	1,196	3,060

Hotel operating expenses by department:

Rooms	—	—	—	—	—

Food and beverage	—	—	—	—	—

Other operating departments	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	2	—	—	—	—

Property operating costs	—	—	—	—	—

Property taxes, insurance and other	921	18	910	140	301

Depreciation and amortization	3,095	1	1,733	240	690

Expense for non-hedging derivatives

Write down of investment in STS Hotel Net	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—

FelCor merger costs	—	—	—	—	—

Costs to terminate leases with Prime Hospitality

Corporation	—	—	—	—	—

Restructuring charge	—	—	—	—	—

Total operating expenses	4,018	19	2,643	380	991

Net operating income	2,265	283	2,733	815	2,069
Interest expense, net	(67)	—	(57)	(47)	1,384

Equity in income from consolidated entities	—	—	—	—	—

Income (loss) before minority interests, income

tax benefit, loss on sale of assets	2,332	283	2,790	862	685

Minority interests	—	—	—	—	—

Income (loss) before income tax benefit, loss on

sale of assets	2,332	283	2,790	862	685

Income tax benefit	—	—	—	—	—

Income (loss) before loss on sale of assets	2,332	283	2,790	862	685

Loss on sale of assets, net of tax effect	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—

Net income (loss)	2,332	283	2,790	862	685

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2002
(in thousands)

	MeriStar	MeriStar	MeriStar
	Sub 8D,	Sub 4J,	Hotel		Total
Revenue:	LLC	LLC	Lessee, Inc.	Eliminations	Consolidated

Participating lease revenue	1,158	1,590	—	(147,934)	—

Hotel operations:					—

Rooms	—	—	353,970	—	353,970

Food and beverage	—	—	133,970	—	133,970

Other operating departments	—	—	39,716	—	39,716

Office rental and other revenues	—	134	1,417	—	10,263

Total revenue	1,158	1,724	529,072	(147,934)	537,919

					—

Hotel operating expenses by department:					—

Rooms	—	—	82,378	—	82,378

Food and beverage	—	—	94,850	—	94,850

Other operating departments	—		22,345	—	22,345

Office rental, parking and other operating expenses	—	188	—	—	1,604

Undistributed operating expenses:					—

Administrative and general	—	4	83,017	—	88,198

Property operating costs	—	—	79,290	—	78,835

Property taxes, insurance and other	207	15	163,967	(147,934)	36,945

Depreciation and amortization	634	671	1,083	—	61,731

Expense for non-hedging derivatives					3,079

Write down of investment in STS Hotel Net	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—

Write down of deferred costs	—	—	—	—	1,529

Loss on fair value of non-hedging derivatives	—	—	—	—	4,735

FelCor merger costs	—	—	—	—	—

Costs to terminate leases with Prime Hospitality					—

Corporation	—	—	—	—	—

Restructuring charge	—	—	—	—	—

Total operating expenses	841	878	526,929	(147,934)	476,229

					—

Net operating income	317	846	2,143	—	61,690
					—

Interest expense, net	(10)	(22)	(40)	—	68,662

Equity in income from consolidated entities	—	—	—	58,834	—

Income (loss) before minority interests, income					—

tax benefit, loss on sale of assets	327	868	2,183	(58,834)	(6,972)

Minority interests	—	—	—	—	8

					—

Income (loss) before income tax benefit, loss on					—

sale of assets	327	868	2,183	(58,834)	(6,980)

Income tax benefit	—	—	—	—	(159)

					—

Income (loss) before loss on sale of assets	327	868	2,183	(58,834)	(6,821)

Loss on sale of assets, net of tax effect	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—

Net income (loss)	327	868	2,183	(58,834)	(6,821)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the Six months ended June 30, 2002
(in thousands)

	MeriStar	Non-
	Hospitality	Guarantor	MeriStar Sub	AGH	MeriStar Sub	MeriStar	MeriStar
	OP, L.P.	Subsidiaries	7C, LLC	Upreit, LLC	5N, LLC	Sub 8A L.P.	Sub 8F, L.P.

Cash flows from operating activities:

Net Income (loss)	(6,821)	22,495	—	—	447	507	542

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:		—

Depreciation and amortization	5,160	26,859	—	—	66	112	226

Equity in earnings	(58,834)

Loss on fair value of non-hedging derivatives	4,735	—	—	—	—	—	—

Write off of deferred financing costs	1,529	—	—	—	—	—	—

Minority interests	8	—	—	—	—	—	—

Amortization of unearned stock based compensation	1,920	—	—	—	—	—	—

Interest rate swaps marked to fair value	(2,905)

Deferred income taxes	(332)	—	—	—	—	—	—

Changes in operating assets and liabilities:

Accounts receivable, net	(3,922)	(144)	—	—	(16)	(16)	8

Prepaid expenses and other	4,016	(450)	—	—	—	—	19

Due from/to Meristar Hotels	(557)	—	—	—	—	—	—

Accounts payable, accrued expenses and other liabilities	0	(2,474)	—	—	53	(1)	19

Accrued interest	8,437	(240)	—	—	—	—	—

Due from subsidiaries	349,424	(36,552)	—	—	(540)	(2,540)	(798)

Income taxes payable	(269)	—	—	—	—	—	—

Net cash provided by (used in) operating activities	297,015	9,491	—	—	10	(1,938)	16

Cash flows from investing activities:

Investment in hotel properties, net	(523)	(9,583)	—	—	(10)	1,938	(16)

Proceeds from disposition of assets	—	—	—	—	—	—	—

Note receivable	(2,545)	613	—	—	—	—	—

Change in restricted cash	2,375	2,009	—	—	—	—	—

Net cash provided by (used in) investing activities	(692)	(6,961)	—	—	(10)	1,938	(16)

Cash flows from financing activities:

Deferred financing costs	(3,567)	—	—	—	—	—	—

Proceeds from mortgages and notes payable	(40,914)	—	—	—	—	—	—

Principal payments on mortgages and notes payable	(259,310)	(2,530)	—	—	—	—	—

Repurchase of units	(1,193)	—	—	—	—	—	—

Contributions from partners	3,156	—	—	—	—	—	—

Distributions to partners	(1,212)	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(303,040)	(2,530)	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	(6,717)	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	6,798	—	—	—	—	—	—

Cash and cash equivalents, end of period	81	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the Six months ended June 30, 2002
(in thousands)

MeriStar
	8G,	MeriStar Sub	MeriStar Sub	MeriStar Sub
	LLC	6H, L.P.	8B, LLC	1C, L.P.

Cash flows from operating activities:
Net Income (loss)	—	528	2,006	(81)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	—	215	1,190	514
Equity in earnings Loss on fair value of non-hedging derivatives	—	—	—	—
Write off of deffered financing costs	—	—	—	—
Minority interests	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—
Interest rate swaps marked to fair value	—	—	—	—
Deferred income taxes	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	—	—	—	—
Prepaid expenses and other	—	—	—	(17)
Due from/to Meristar Hotels	—	—	—	—
Accounts payable, accrued expenses and other
liabilities	—	33	293	102
Accrued interest	—	—	—	—
Due from subsidiaries	—	(765)	(2,738)	(301)
Income taxes payable	—	—	—	—

Net cash provided by (used in) operating activities	—	11	751	216

Cash flows from investing activities:
Investment in hotel properties, net	—	(11)	(751)	(216)
Proceeds from disposition of assets	—	—	—	—

Note receivable	—	—	—	—
Change in restricted cash	—	—	—	—

Net cash provided by (used in) investing
activities	—	(11)	(751)	(216)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—
Proceeds from mortgages and notes payable	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—
Repurchase of units	—	—	—	—
Contributions from partners	—	—	—	—
Distributions to partners	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—

Net change in cash	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the Six months ended June 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	8E, LLC	7F, LLC	5L, LLC	3C, LLC	5R, LLC

Cash flows from operating activities:

Net Income (loss)	441	297	489	420	—

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	296	233	67	353	—

Equity in earnings	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—

Write off of deferred financing costs	—	—	—	—	—

Minority interests	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—

Interest rate swaps marked to fair value	—	—	—	—	—

Deferred income taxes	—	—	—	—	—

Changes in operating assets and liabilities:	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—

Due from/to Meristar Hotels	—	—	—	—	—

Accounts payable, accrued expenses and other liabilities	(3)	(5)	81	54	—

Accrued interest	—	—	—	—	—

Due from subsidiaries	(675)	(498)	(565)	(797)	—

Income taxes payable	—	—	—	—	—

Net cash provided by (used in) operating activities	60	28	72	29	—

Cash flows from investing activities:

Investment in hotel properties, net	(60)	(28)	(72)	(29)	—

Proceeds from disposition of assets	—	—	—	—	—

Note receivable	—	—	—	—	—

Change in restricted cash	—	—	—	—	—

Net cash provided by (used in) investing activities	(60)	(28)	(72)	(29)	—

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—

Proceeds from mortgages and notes payable	—	—	—	—	—

Principal payments on mortgages and notes payable	—	—	—	—	—

Repurchase of units	—	—	—	—	—

Contributions from partners	—	—	—	—	—

Distributions to partners	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—

Net change in cash	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the Six months ended June 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	6D, LLC	6E, LLC	4E, L.P.	1B, LLC	5F, L.P.	6G, LLC	8C, LLC	4C, L.P.

Cash flows from operating activities:

Net Income (loss)	820	1,689	64	1,367	849	827	6	92

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	266	849	459	316	528	418	692	283

Equity in earnings	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

Write off of deferred financing costs	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—

Interest rate swaps marked to fair value Deferred income taxes	—	—	—	—	—	—	—	—

Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—

Accounts receivable, net	(37)	—	—	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	—	—

Due from/to Meristar Hotels	—	—	—	—	—	—	—	—

Accounts payable, accrued expenses and other liabilities	65	271	(241)	40	227	161	(24)	(139)

Accrued interest	—	—	—	—	—	—	—	—

Due from subsidiaries	(971)	(2,494)	(170)	(1,548)	(1,342)	(1,138)	(573)	(206)

Income taxes payable	—	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	141	315	113	175	262	269	101	31

Cash flows from investing activities:

Investment in hotel properties, net	(141)	(315)	(113)	(174)	(262)	(269)	(101)	(31)

Proceeds from disposition of assets	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(141)	(315)	(113)	(174)	(262)	(269)	(101)	(31)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	—	—	—

Proceeds from mortgages and notes payable	—	—	—	—	—	—	—	—

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—	—

Repurchase of units	—	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the Six months ended June 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	4H, L.P.	7E, LLC	3D, LLC	1A, LLC	5E, LLC	7A,	6K, LLC

Cash flows from operating activities:

Net Income (loss)	(11)	332	716	485	1,757	320	1,450

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	270	315	451	232	969	208	372

Equity in earnings	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—

Write off of deferred financing costs	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—

Interest rate swaps marked to fair value	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—

Changes in operating assets and liabilities:	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—

Prepaid expenses and other	(7)	—	—	—	—	—	—

Due from/to Meristar Hotels	—	—	—	—	—	—	—

Accounts payable, accrued expenses and other liabilities	(104)	10	116	(20)	94	(26)	95

Accrued interest	—	—	—	—	—	—	—

Due from subsidiaries	(112)	(623)	(1,175)	(684)	(2,804)	(350)	(1,782)

Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	36	34	108	14	15	152	135

Cash flows from investing activities:

Investment in hotel properties, net	(36)	(34)	(108)	(14)	(15)	(152)	(135)

Proceeds from disposition of assets	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(36)	(34)	(108)	(14)	(15)	(152)	(135)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	—	—

Proceeds from mortgages and notes payable	—	—	—	—	—	—	—

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—

Repurchase of units	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the Six months ended June 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MDV Limited	MeriStar Sub
	2B, LLC	3A, LLC	4A, LLC	4D, LLC	2A, LLC	6L, LLC	Partnership	5C, LLC

Cash flows from operating activities:

Net Income (loss)	(205)	96	392	10	(283)	303	201	249

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	212	133	—	157	159	445	68	298

Equity in earnings	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

Write off of deferred financing costs	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—

Accounts receivable, net		—	—	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	4	(27)

Due from/to Meristar Hotels	—	—	—	—	—	—	—	—

Accounts payable, accrued expenses and other liabilities	—	7	(92)	80	79	50	(15)	92

Accrued interest	—	—	—	—	—	—	—	—

Due from subsidiaries	272	425	(51)	(140)	64	(674)	(253)	(449)

Income taxes payable	—	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	279	660	250	108	19	125	4	163

Cash flows from investing activities:

Investment in hotel properties, net	(511)	(660)	(250)	(108)	(400)	(125)	(4)	(163)

Proceeds from disposition of assets	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(511)	(660)	(250)	(108)	(400)	(125)	(4)	(163)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	—	—	—

Proceeds from mortgages and notes payable	236	—	—	—	385	—	—	—

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—	—

Repurchase of units	—	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	236	—	—	—	385	—	—	—

Effect of exchange rate changes on cash	(4)	—	—	—	(3)	—	—	—

Net change in cash	—	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the Six months ended June 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	6J, LLC	1D, L.P.	7B, L.P.	7D, LLC	7G, LLC	6B, LLC	4I, L.P.

Cash flows from operating activities:

Net Income (loss)	1,042	1,175	(118)	889	(193)	310	(337)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	322	1,118	463	832	378	227	243

Equity in earnings

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—

Write off of deferred financing costs	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—

Interest rate swaps marked to fair value

Deferred income taxes	—	—	—	—	—	—	—

Changes in operating assets and liabilities:	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	120	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	—

Due from/to MeriStar Hotels	—	—	—	—	—	—	—

Accounts payable, accrued expenses and other liabilities	107	(453)	(10)	(38)	(183)	69	(93)

Accrued interest	—	31	—	—	—	—	—

Due from subsidiaries	(1,302)	(1,454)	(311)	(1,693)	53	(545)	300

Income taxes payable	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	170	418	23	108	55	62	113

Cash flows from investing activities:

Investment in hotel properties, net	(170)	(418)	(23)	(108)	(55)	(62)	(113)

Proceeds from disposition of assets	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(170)	(418)	(23)	(108)	(55)	(62)	(113)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	—	—

Proceeds from mortgages and notes payable	—	—	—	—	—	—	—

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—

Repurchase of units	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the Six months ended June 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	AGH PSS	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	5D, LLC	5H, LLC	7H, LLC	I, Inc.	2D, LLC	4F, L.P.	5K, LLC	5M, LLC

Cash flows from operating activities:

Net Income (loss)	(674)	692	166	1,215	(147)	210	684	723

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	724	986	290	—	237	560	594	226

Equity in earnings

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

Write off of deferred financing costs	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—

Interest rate swaps marked to fair value

Deferred income taxes	—	—	—	—	—	—	—	—

Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	—	—

Due from/to MeriStar Hotels	—	—	—	—	—	—	—	—

Accounts payable, accrued expenses and other liabilities	75	556	(3)	276	(12)	(161)	(1,212)	207

Accrued interest	—	—	—	—	—	—	—	—

Due from subsidiaries	55	(1,616)	(396)	(1,051)	236	(248)	505	(1,074)

Income taxes payable	—	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	180	618	57	440	315	361	571	82

Cash flows from investing activities:

Investment in hotel properties, net	(182)	(618)	(58)	(440)	(755)	(361)	(571)	(82)

Proceeds from disposition of assets	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(182)	(618)	(58)	(440)	(755)	(361)	(571)	(82)

Cash flows from financing activities:

Deferred financing costs	1	—	—	—	1	—	—	—

Proceeds from mortgages and notes payable	—	—	—	—	447	—	—	—

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—	—

Repurchase of units	—	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	1	—	—	—	447	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	(7)	—	—	—

Net change in cash	—	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the Six months ended June 30, 2002
(in thousands)

	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub
	1E, L.P.	5O, LLC	6M, Company	4B, L.P.	6C, LLC	2C, LLC	4G, L.P.	3B, LLC	5G, L.P.

Cash flows from operating activities:

Net Income (loss)	562	307	1,480	(239)	1,078	(582)	662	(18)	2,332

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	150	109	603	296	394	519	458	461	3,095

Equity in earnings	—	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	—

Write off of deferred financing costs	—	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	—

Interest rate swaps marked to fair value	—	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—	—

Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	—	—	—

Due from/to MeriStar Hotels	—	—	—	—	—	—	—	—	—

Accounts payable, accrued expenses and other liabilities	(3)	82	141	(57)	59	131	(256)	67	910

Accrued interest	—	—	—	—	—	—	—	—	—

Due from subsidiaries	(646)	(467)	(2,077)	1,033	(1,253)	562	(836)	(190)	(5,473)

Income taxes payable	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	62	30	147	1,033	279	631	29	320	864

Cash flows from investing activities:

Investment in hotel properties, net	(62)	(30)	(147)	(1,033)	(279)	(1,397)	(29)	(320)	(859)

Proceeds from disposition of assets	—	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(62)	(30)	(147)	(1,033)	(279)	(1,397)	(29)	(320)	(859)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	1	—	—	(5)

Proceeds from mortgages and notes payable	—	—	—	—	—	780	—	—	—

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—	—	—

Repurchase of units	—	—	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	780	—	—	(5)

Effect of exchange rate changes on cash	—	—	—	—	—	(14)	—	—	—

Net change in cash	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the Six months ended June 30, 2002
(in thousands)

							MeriStar
	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	MeriStar Sub	Hotel Lessee,		Total
	5P, LLC	5J, LLC	5Q, LLC	5A, LLC	8D, LLC	4J, LLC	Inc.	Eliminations	Consolidated

Cash flows from operating activities:

Net Income (loss)	283	2,790	862	685	327	868	2,183	(58,834)	(6,821)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	1	1,733	240	690	634	671	1,083	—	61,731

Equity in earnings								58,834	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—	4,735

Write off of deferred financing costs	—	—	—	—	—	—	—	—	1,529

Minority interests	—	—	—	—	—	—	—	—	8

Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—	1,920

Interest rate swaps marked to fair value									(2,905)

Deferred income taxes	—	—	—	—	—	—	—	—	(332)

Changes in operating assets and liabilities:	—	—	—	—	—	—	—	—

Accounts receivable, net	319	—	—	—	—	31	(1,160)	—	(4,817)

Prepaid expenses and other	—	483	—	—	—	—	(923)	—	3,098

Due from/to MeriStar Hotels	—	—	—	—	—	—	5,457	—	4,900

Accounts payable, accrued expenses and other liabilities	18	1,269	228	362	(15)	(63)	834	—	(2,862)

Accrued interest	—	—	—	—	—	—	(19)	—	8,208

Due from subsidiaries	(582)	(4,726)	(909)	(1,564)	(894)	(1,447)	13,704	(271,567)	—

Income taxes payable	—	—	—	—	—	—	—	—	(269)

Net cash provided by (used in) operating activities	39	1,549	421	173	51	60	21,159	(271,567)	68,123

Cash flows from investing activities:

Investment in hotel properties, net	(39)	(1,549)	(421)	(174)	(51)	(60)	(750)	—	(24,696)

Proceeds from disposition of assets	—	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	(613)	(7,455)	(10,000)

Change in restricted cash	—	—	—	—	—	—	—	—	4,384

Net cash provided by (used in) investing activities	(39)	(1,549)	(421)	(174)	(51)	(60)	(1,363)	(7,455)	(30,312)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	—	—	—	(3,571)

Proceeds from mortgages and notes payable	—	—	—	—	—	—	(5,114)	279,022	234,841

Principal payments on mortgages and notes payable	—	—	—	—	—	—	(4,000)	—	(265,840)

Repurchase of units	—	—	—	—	—	—	—	—	(1,193)

Contributions from partners	—	—	—	—	—	—	—	—	3,156

Distributions to partners	—	—	—	—	—	—	—	—	(1,212)

Net cash provided by (used in) financing activities	—	—	—	—	—	—	(9,114)	279,022	(33,819)

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—	(28)

Net change in cash	—	—	—	—	—	—	10,681	—	3,964

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	16,643	—	23,441

Cash and cash equivalents, end of period	—	—	—	—	—	—	27,324	—	27,405

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar	Non-	MeriStar	AGH	MeriStar	MeriStar	MeriStar	MeriStar
	Hospitality	Guarantor	Sub 7C,	Upreit,	Sub 5N,	Sub 8A,	Sub 8F,	Sub 8G,
	OP, L.P.	Subsidiaries	LLC	LLC	LLC	LLC	L.P.	LLC
Assets

Investment in hotel properties	14,662	1,547,038	—	—	4,074	7,306	11,335	—

Accumulated depreciation	(5,085)	(184,188)	—	—	(408)	(936)	(1,481)	—

	9,577	1,362,850	—	—	3,666	6,370	9,854	—

Cash and cash equivalents	6,798	—	—	—		—	—	—

Accounts receivable, net	4,092	1,183	—	—	(16)	(32)	(20)	—

Prepaid expenses and other	3,982	612	—	—		—	21	—

Note receivable	127,550	(389)	—	—		—	—	—

Due from MeriStar Hotels & Resorts	12,392	—	—	—		—	—	—

Due from subsidiaries	(304,270)	(7,275)	—	66	2,809	4,720	3,889	82

Investments in affiliates	2,714,272	8,242	32	3,056		—	—	—

Restricted cash	13,751	7,438	—	—		—	115	—

Intangible assets, net	19,791	757	—	—		—	—	—

	2,607,935	1,373,418	32	3,122	6,459	11,058	13,859	82

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	17,678	14,060	—	—	14	(42)	160	—

Accrued interest	40,913	4,022	—	—		—	—	—

Income taxes payable	285	—	—	—		—	—	—

Distributions payable	1,090	—	—	—		—	—	—

Deferred income taxes	7,467	—	—	—		—	—	—

Interest rate swaps	12,100	—	—	—		—	—	—

Notes payable to MeriStar	357,117	—	—	—		—	—	—

Long-term debt	1,056,444	286,512	—	—		—	—	—

Total liabilities	1,493,094	304,594	—	—	14	(42)	160	—

Minority interests	2,639	—	—	—		—	—	—

Redeemable OP units at redemption value	67,012	—	—	—		—	—	—

Partners’ capital	1,045,190	1,068,824	32	3,122	6,445	11,100	13,699	82

	2,607,935	1,373,418	32	3,122	6,459	11,058	13,859	82

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6H,	Sub 8B,	Sub 1C,	Sub 8E,	Sub 7F,	Sub 5L,	Sub 3C,	Sub 5R,
	L.P.	LLC	L.P.	LLC	LLC	LLC	LLC	LLC
Assets

Investment in hotel properties	13,569	80,972	24,925	15,157	11,985	11,292	17,274	—

Accumulated depreciation	(1,445)	(7,509)	(3,865)	(1,850)	(1,989)	(368)	(2,302)	—

	12,124	73,463	21,060	13,307	9,996	10,924	14,972	—

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Due from subsidiaries	4,467	21,498	(3,297)	4,323	3,499	3,090	2,741	(43)

Investments in affiliates	—	—	—	—	—	—	—	43

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	—	52	2	9	—	—	59	—

	16,591	95,013	17,765	17,639	13,495	14,014	17,772	—

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	184	2,412	45	8	168	3	170	—

Accrued interest	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	—	—	—	—	—	—	—

Total liabilities	184	2,412	45	8	168	3	170	—

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	16,407	92,601	17,720	17,631	13,327	14,011	17,602	—

	16,591	95,013	17,765	17,639	13,495	14,014	17,772	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	Old
	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 8A,	Sub 6D,	Sub 6E,	Sub 4E,	Sub 1B,	Sub 5F,	Sub 6G,	Sub 8C,
	LLC	LLC	LLC	L.P.	LLC	L.P.	LLC	LLC
Assets

Investment in hotel properties	(1)	17,266	43,931	24,547	18,110	30,953	22,050	36,668

Accumulated depreciation	—	(1,820)	(6,642)	(3,072)	(2,927)	(3,363)	(3,329)	(3,917)

	(1)	15,446	37,289	21,475	15,183	27,590	18,721	32,751

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	115	—	—	—	—	—	—

Prepaid expenses and other	1	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Due from subsidiaries	7,918	5,147	13,660	2,005	10,480	8,695	3,410	3,419

Investments in affiliates	—	—	—	—	—	—	—	—

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	—	—	—	7	—	—	—	3

	7,918	20,708	50,949	23,487	25,663	36,285	22,131	36,173

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	46	101	(295)	456	(11)	94	151	(21)

Accrued interest	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	—	—	—	48	—	—	—

Total liabilities	46	101	(295)	456	37	94	151	(21)

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	7,872	20,607	51,244	23,031	25,626	36,191	21,980	36,194

	7,918	20,708	50,949	23,487	25,663	36,285	22,131	36,173

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

							MeriStar
	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	Sub 7A	MeriStar
	Sub 4C,	Sub 4H,	Sub 7E,	Sub 3D,	Sub 1A,	Sub 5E,	Joint	Sub 6K,
	L.P	L.P.	LLC	LLC	LLC	LLC	Venture	LLC
Assets

Investment in hotel properties	16,345	12,363	17,822	22,305	11,231	52,817	12,891	22,642

Accumulated depreciation	(3,356)	(1,712)	(2,081)	(5,411)	(2,024)	(6,221)	(1,345)	(3,560)

	12,989	10,651	15,741	16,894	9,207	46,596	11,546	19,082

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Due from subsidiaries	289	(1,000)	4,799	5,619	4,953	9,219	3,585	13,504

Investments in affiliates	—	—	—	—	—	—	—	—

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	—	—	7	—	—	10	—	—

	13,278	9,651	20,547	22,513	14,160	55,825	15,131	32,586

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	447	193	117	—	148	301	230	78

Accrued interest	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	—	—	—	—	—	—	—

Total liabilities	447	193	117	—	148	301	230	78

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	12,831	9,458	20,430	22,513	14,012	55,524	14,901	32,508

	13,278	9,651	20,547	22,513	14,160	55,825	15,131	32,586

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MDV	MeriStar
	Sub 2B,	Sub 3A,	Sub 4A,	Sub 4D,	Sub 2A,	Sub 6L,	Limited	Sub 5C,
	LLC	LLC	L.P.	LLC	LLC	LLC	Partnership	LLC
Assets

Investment in hotel properties	9,424	6,274	8,619	8,664	8,209	29,443	3,816	13,826

Accumulated depreciation	(1,558)	(1,292)	(1,112)	(1,179)	(1,141)	(2,464)	(410)	(2,215)

	7,866	4,982	7,507	7,485	7,068	26,979	3,406	11,611

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	(12)	—	—	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	4	17

Note receivable	—	—	—	—	—	—	—	—

Due from MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Due from subsidiaries	(486)	1,742	3,572	14	(620)	3,604	1,796	(345)

Investments in affiliates	—	—	—	—	—	—	—	—

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	1	2	—	26	25	—	9	—

	7,369	6,726	11,079	7,525	6,473	30,583	5,215	11,283

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	147	98	313	62	31	68	87	828

Accrued interest	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	4,851	—	—	—	7,912	—	—	—

Total liabilities	4,998	98	313	62	7,943	68	87	828

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	2,371	6,628	10,766	7,463	(1,470)	30,515	5,128	10,455

	7,369	6,726	11,079	7,525	6,473	30,583	5,215	11,283

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6J,	Sub 1D,	Sub 7B,	Sub 7D,	Sub 7G,	Sub 6B,	Sub 4I,	Sub 5D,
	LLC	L.P.	L.P.	LLC	LLC	LLC	L.P.	LLC
Assets

Investment in hotel properties	19,169	67,929	25,399	52,031	16,462	10,528	12,477	41,617

Accumulated depreciation	(2,573)	(7,516)	(2,277)	(6,516)	(3,387)	(1,292)	(3,677)	(5,199)

	16,596	60,413	23,122	45,515	13,075	9,236	8,800	36,418

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	912	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from MeriStar Hotels & Resorts	—	—	—	200	—	—	—	—

Due from subsidiaries	4,047	13,481	(4,749)	18,380	44	1,602	1,289	(6,818)

Investments in affiliates	—	—	—	—	—	—	—	51,398

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	58	55	—	393	34	9	—	21

	20,701	73,949	18,373	65,400	13,153	10,847	10,089	81,019

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	(57)	553	1,011	4,688	161	(60)	360	241

Accrued interest	—	57	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	—	—	—	—	—	—	24,000

Total liabilities	(57)	610	1,011	4,688	161	(60)	360	24,241

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	20,758	73,339	17,362	60,712	12,992	10,907	9,729	56,778

	20,701	73,949	18,373	65,400	13,153	10,847	10,089	81,019

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar	MeriStar	AGH	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5H,	Sub 7H,	PSS I,	Sub 2D,	Sub 4F,	Sub 5K,	Sub 5M,	Sub 1E,
	LLC	LLC	Inc.	LLC	L.P.	LLC	LLC	L.P.
Assets

Investment in hotel properties	52,475	9,978	17,317	15,307	31,467	27,304	21,917	10,379

Accumulated depreciation	(6,012)	(4,063)	(2,049)	(1,949)	(3,617)	(2,729)	(1,429)	(1,350)

	46,463	5,915	15,268	13,358	27,850	24,575	20,488	9,029

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—	—

Prepaid expenses and other	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Due from subsidiaries	6,867	5,202	9,631	215	3,292	(781)	5,344	5,927

Investments in affiliates	—	—	—	—	—	—	—	—

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	—	—	—	2	37	—	—	—

	53,330	11,117	24,899	13,575	31,179	23,794	25,832	14,956

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	(115)	414	29	43	388	5,644	21	22

Accrued interest	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	13	—	9,167	—	—	—	—

Total liabilities	(115)	427	29	9,210	388	5,644	21	22

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	53,445	10,690	24,870	4,365	30,791	18,150	25,811	14,934

	53,330	11,117	24,899	13,575	31,179	23,794	25,832	14,956

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5O,	Sub 6M	Sub 4B,	Sub 6C,	Sub 2C,	Sub 4G,	Sub 3B,	Sub 5G,
	LLC	Company	L.P.	LLC	LLC	L.P.	LLC	L.P.
Assets

Investment in hotel properties	8,674	32,724	15,830	20,493	28,300	25,493	24,577	161,783

Accumulated depreciation	(697)	(3,594)	(4,630)	(2,815)	(4,322)	(3,112)	(2,971)	(18,012)

	7,977	29,130	11,200	17,678	23,978	22,381	21,606	143,771

Cash and cash equivalents	—	—	—	—	—	—	—	—

Accounts receivable, net	—	—	—	—	—	—	—	—

Prepaid expenses and other	—	13	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Due from MeriStar Hotels & Resorts	—	—	—	—	—	—	—	—

Due from subsidiaries	1,939	12,127	(3,367)	7,763	7,596	5,849	1,864	28,207

Investments in affiliates	—	—	—	—	—	—	—	—

Restricted cash	—	—	—	—	—	—	—	—

Intangible assets, net	—	47	29	—	2	28	—	—

	9,916	41,317	7,862	25,441	31,576	28,258	23,470	171,978

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	18	(99)	387	(128)	255	574	115	678

Accrued interest	—	—	—	—	—	—	—	—

Income taxes payable	—	—	—	—	—	—	—	—

Distributions payable	—	—	—	—	—	—	—	—

Deferred income taxes	—	—	—	—	—	—	—	—

Interest rate swaps	—	—	—	—	—	—	—	—

Notes payable to MeriStar	—	—	—	—	—	—	—	—

Long-term debt	—	—	—	—	16,011	—	—	—

Total liabilities	18	(99)	387	(128)	16,266	574	115	678

Minority interests	—	—	—	—	—	—	—	—

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—

Partners’ capital	9,898	41,416	7,475	25,569	15,310	27,684	23,355	171,300

	9,916	41,317	7,862	25,441	31,576	28,258	23,470	171,978

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Balance Sheet
December 31, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5P,	Sub 5J,	Sub 5Q,	Sub 5A,	Sub 8D,	Sub 4J,	Hotel		Total
	LLC	LLC	LLC	LLC	LLC	LLC	Lessee, Inc.	Eliminations	Consolidated
Assets

Investment in hotel properties	—	104,381	15,964	34,663	30,448	37,923	864	—	3,183,677

Accumulated depreciation	—	(9,859)	(1,216)	(7,908)	(3,813)	(4,561)	(658)	—	(397,380)

	—	94,522	14,748	26,755	26,635	33,362	206	—	2,786,297

Cash and cash equivalents	—	—	—	—	—	—	16,643	—	23,441

Accounts receivable, net	319	—	—	—	—	21	40,616	—	47,178

Prepaid expenses and other	—	483	—	—	1	—	13,172	—	18,306

Note receivable	—	—	—	—	—	—	389	(91,550)	36,000

Due from MeriStar Hotels & Resorts	—	—	—	—	—	—	(3,715)	—	8,877

Due from subsidiaries	1,117	12,862	2,083	2,995	5,308	3,090	6,316		—

Investments in affiliates	—	—	—	4,627	—	—	1,629	(2,741,585)	41,714

Restricted cash	—	—	—	—	—	—	—	—	21,304

Intangible assets, net	—	—	—	(53)	—	47	—	—	21,469

	1,436	107,867	16,831	34,324	31,944	36,520	75,256	(2,833,135)	3,004,586

Liabilities and Partners’ capital

Accounts payable, accrued expenses and other liabilities	19	318	(201)	(69)	(71)	243	70,061	—	123,972

Accrued interest	—	—	—	—	—	—	17	—	45,009

Income taxes payable	—	—	—	—	—	—	25	—	310

Distributions payable	—	—	—	—	—	—	—	—	1,090

Deferred income taxes	—	—	—	—	—	—	(337)	—	7,130

Interest rate swaps	—	—	—	—	—	—	—	—	12,100

Notes payable to MeriStar	—	—	—	—	—	—	—	—	357,117

Long-term debt	—	—	—	23,609	—	—	6,000	(91,550)	1,343,017

Total liabilities	19	318	(201)	23,540	(71)	243	75,766	(91,550)	1,889,745

Minority interests	—	—	—	—	—	—	—	—	2,639

Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	67,012

Partners’ capital	1,417	107,549	17,032	10,784	32,015	36,277	(510)	(2,741,585)	1,045,190

	1,436	107,867	16,831	34,324	31,944	36,520	75,256	(2,833,135)	3,004,586

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2001
(in thousands)

	MeriStar	Non-	MeriStar	AGH	MeriStar	MeriStar	MeriStar	MeriStar
	Hospitality	Guarantor	Sub 7C,	Upreit,	Sub 5N,	Sub 8A,	Sub 8F,	Sub 8G,
	OP, L.P.	Subsidiaries	LLC	LLC	LLC	LLC	L.P.	LLC

Participating lease revenue	—	44,565	—	—	310	505	801	—

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	(499)	197	—	—	—	—	(1)	—

Office rental and other revenues	1,600	1,005	—	—	—	—	—	—

Total revenue	1,101	45,767	—	—	310	505	800	—

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	100	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	1,759	—	—	—	—	(8)	—

Property operating costs	—	223	—	—	—	—	—	—

Property taxes, insurance and other	970	5,921	—	—	8	28	169	—

Depreciation and amortization	894	13,229	—	—	32	73	109	—

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	3,789	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	1,315	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	6,968	21,234	—	—	40	101	271	—

Net operating income	(5,867)	24,533	—	—	270	403	530	—
Interest expense, net	15,131	13,704	—	—	(1)	(3)	(9)	—

Equity in income from consolidated entities	(48,913)	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	27,915	10,804	—	—	272	407	538	—

Minority interests	(5)	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	27,920	10,804	—	—	272	407	538	—

Income tax benefit	789	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	27,131	10,804	—	—	272	407	538	—

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	0	—	—	—	—	—	—	—

Net income (loss)	27,131	10,804	—	—	272	407	538	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6H,	Sub 8B,	Sub 1C,	Sub 8E,	Sub 7F,	Sub 5L,	Sub 3C,	Sub 5R,
	L.P.	LLC	L.P.	LLC	LLC	LLC	LLC	LLC

Participating lease revenue	401	2,740	393	571	293	374	474	—

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	(6)	—	—	—	—

Office rental and other revenues	—	—	—	10	—	—	—	—

Total revenue	401	2,740	393	576	293	374	474	—

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	5	2	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	(2)	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	24	(2,239)	290	38	34	(10)	112	—

Depreciation and amortization	106	577	253	131	115	30	172	—

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	128	(1,662)	548	171	149	20	284	—

Net operating income	273	4,402	(155)	405	144	354	190	—
Interest expense, net	(1)	(23)	(6)	(11)	(3)	(3)	(6)	—

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	274	4,425	(149)	416	146	357	196	—

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	274	4,425	(149)	416	146	357	196	—

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	274	4,425	(149)	416	146	357	196	—

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	274	4,425	(149)	416	146	357	196	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6D,	Sub 6E,	Sub 4E,	Sub 1B,	Sub 5F,	Sub 6G,	Sub 8C,	Sub 4C,
	LLC	LLC	L.P.	LLC	L.P.	LLC	LLC	L.P.

Participating lease revenue	689	1,797	466	799	851	844	757	364

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	(4)	—	(2)	—	—	—	(2)	—

Office rental and other revenues	6	—	6	—	—	—	2	—

Total revenue	691	1,797	470	799	851	844	757	364

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	52	100	156	42	123	114	164	134

Depreciation and amortization	127	415	228	152	262	185	325	176

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	179	516	384	194	385	299	489	310

Net operating income	513	1,281	86	605	466	545	268	54
Interest expense, net	—	—	(6)	(14)	(7)	(12)	(4)	(25)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	—	2	519	1,296	93	617	470	570

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	—	2	519	1,296	93	617	470	570

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	—	2	519	1,296	93	617	470	570

Loss on sale of assets, net of tax effect	—	2,124	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	—	2	519	1,296	93	617	470	570

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2001
(in thousands)

MeriStar
	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	Sub 7A	MeriStar	MeriStar
	Sub 4H,	Sub 7E,	Sub 3D,	Sub 1A,	Sub 5E,	Joint	Sub 6K,	Sub 2B,
	L.P.	LLC	LLC	LLC	LLC	Venture	LLC	LLC

Participating lease revenue	126	420	512	608	1,866	333	1,203	140

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	—	—	—	—	—

Total revenue	126	420	512	608	1,866	333	1,203	140

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	(2)	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	—	—	—	(42)	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	39	37	70	100	91	27	111	50

Depreciation and amortization	133	151	224	117	457	101	185	96

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	172	188	294	217	548	85	294	146

Net operating income	(46)	232	217	391	1,318	248	909	(6)
Interest expense, net	(14)	(14)	(3)	(6)	(30)	(5)	(35)	(3)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	282	68	(42)	238	247	396	1,353	251

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	282	68	(42)	238	247	396	1,353	251

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	282	68	(42)	238	247	396	1,353	251

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	282	68	(42)	238	247	396	1,353	251

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MDV	MeriStar	MeriStar
	Sub 3A,	Sub 4A,	Sub 4D,	Sub 2A,	Sub 6L,	Limited	Sub 5C,	Sub 6J,
	LLC	L.P.	LLC	LLC	LLC	Partnership	LLC	LLC

Participating lease revenue	205	355	172	167	495	185	457	741

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	—	—	—	—	—

Total revenue	205	355	172	167	495	185	457	741

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	(3)	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	(6)	—	—	—	(8)	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	32	89	(6)	60	48	40	(823)	49

Depreciation and amortization	85	—	71	79	219	30	144	149

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	114	83	65	140	267	63	(679)	198

Net operating income	92	272	106	27	228	122	1,135	544
Interest expense, net	(8)	93	(4)	(8)	(13)	173	(7)	(2)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	917	(99)	96	281	119	(146)	235	124

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	917	(99)	96	281	119	(146)	235	124

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	917	(99)	96	281	119	(146)	235	124

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	917	(99)	96	281	119	(146)	235	124

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 1D,	Sub 7B,	Sub 7D,	Sub 7G,	Sub 6B,	Sub 4I,	Sub 5D,	Sub 5H,
	L.P.	L.P.	LLC	LLC	LLC	L.P.	LLC	LLC

Participating lease revenue	1,562	370	1,972	250	325	22	572	1,372

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	(3)	—	—

Office rental and other revenues	97	—	488	—	—	4	3	—

Total revenue	1,659	370	2,461	250	325	23	575	1,372

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	26	—	(28)	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	(101)	(109)	—	—	—	6	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	276	214	757	49	64	83	16	70

Depreciation and amortization	542	216	392	177	113	212	355	487

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	844	329	1,011	226	177	296	377	557

Net operating income	816	41	1,450	24	148	(273)	198	814
Interest expense, net	(10)	(11)	(10)	(25)	(30)	(19)	(2)	(4)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	1,146	555	825	67	1,480	43	150	(269)

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	1,146	555	825	67	1,480	43	150	(269)

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	1,146	555	825	67	1,480	43	150	(269)

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	1,146	555	825	67	1,480	43	150	(269)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2001
(in thousands)

	MeriStar	AGH	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 7H,	PSS I,	Sub 2D,	Sub 4F,	Sub 5K,	Sub 5M,	Sub 1E,	Sub 5O,
	LLC	Inc.	LLC	L.P.	LLC	LLC	L.P.	LLC

Participating lease revenue	308	876	393	508	731	650	507	247

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	(1)	—	(1)	—	—	—	—

Office rental and other revenues	—	2	—	4	—	—	—	—

Total revenue	308	877	393	511	731	650	507	247

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	102	44	106	96	110	10	37	8

Depreciation and amortization	173	—	116	271	296	110	72	53

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	275	44	222	367	406	120	108	62

Net operating income	33	834	170	144	325	529	399	185
Interest expense, net	260	(9)	(7)	(2)	197	(8)	(8)	(6)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	(62)	823	40	836	(26)	152	333	536

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	(62)	823	40	836	(26)	152	333	536

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	(62)	823	40	836	(26)	152	333	536

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	(62)	823	40	836	(26)	152	333	536

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6M	Sub 4B,	Sub 6C,	Sub 2C,	Sub 4G,	Sub 3B,	Sub 5G,	Sub 5P,
	Company	L.P.	LLC	LLC	L.P.	LLC	L.P.	LLC

Participating lease revenue	1,480	45	901	455	826	293	3,353	207

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	(3)	(12)	—	(3)	(16)	—

Office rental and other revenues	—	—	6	15	12	7	32	—

Total revenue	1,480	45	904	459	838	297	3,369	207

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	9	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	—	—	—	—	2	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	81	97	31	201	165	68	652	4

Depreciation and amortization	298	270	180	260	208	219	1,540	—

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	379	367	211	460	373	296	2,195	4

Net operating income	1,101	(322)	693	(1)	465	1	1,175	202
Interest expense, net	(8)	(1)	(4)	(18)	(17)	349	(12)	(8)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	407	186	1,105	(304)	710	(350)	477	9

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	407	186	1,105	(304)	710	(350)	477	9

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	407	186	1,105	(304)	710	(350)	477	9

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	407	186	1,105	(304)	710	(350)	477	9

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Three Months Ended June 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5J,	Sub 5Q,	Sub 5A,	Sub 8D,	Sub 4J,	Hotel		Total
	LLC	LLC	LLC	LLC	LLC	Lessee, Inc.	Eliminations	Consolidated

Participating lease revenue	3,405	799	1,347	969	831	—	(87,804)	3,752

Hotel operations:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	202,380	—	202,380

Food and beverage	—	—	—	—	—	74,092	—	74,092

Other operating departments	—	—	(23)	—	(1)	23,914	—	23,534

Office rental and other revenues	—	—	47	—	62	—	—	3,409

Total revenue	3,405	799	1,371	969	891	300,386	(87,804)	307,167

Hotel operating expenses by department:	—	—	—	—	—	—	—	—

Rooms	—	—	—	—	—	46,565	—	46,565

Food and beverage	—	—	—	—	—	52,486	—	52,486

Other operating departments	—	—	—	(5)	10	12,030	—	12,046

Office rental, parking and other operating expenses	—	—	—	—	108	483	—	688

Undistributed operating expenses:	—	—	—	—	—	—	—	—

Administrative and general	—	—	2	26	1	41,619	—	43,138

Property operating costs	—	—	—	—	—	42,055	—	42,278

Property taxes, insurance and other	206	(117)	138	72	105	96,327	(87,804)	18,515

Depreciation and amortization	841	103	417	311	308	28	—	28,400

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Write down of deferred costs	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	3,789

Costs to terminate leases with Prime Hospitality	—	—	—	—	—	—	—	—

Corporation	—	—	—	—	—	—	—	1,315

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	1,047	(14)	556	404	533	291,593	(87,804)	249,220

Net operating income	2,358	814	815	565	358	8,793	—	57,947
Interest expense, net	(9)	—	(24)	(26)	697	(7)	—	30,032

Equity in income from consolidated entities	—	—	—	—	—	—	48,913	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	1,184	202	2,382	840	118	571	(48,913)	27,915

Minority interests	—	—	—	—	—	—	—	(5)

Income (loss) before income tax benefit, loss on sale of assets	1,184	202	2,382	840	118	571	(48,913)	27,920

Income tax benefit	—	—	—	—	—	—	—	789

Income (loss) before loss on sale of assets	1,184	202	2,382	840	118	571	(48,913)	27,131

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	1,184	202	2,382	840	118	571	(48,913)	27,131

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2001
(in thousands)

	MeriStar	Non-	MeriStar	AGH	MeriStar	MeriStar	MeriStar	MeriStar
	Hospitality	Guarantor	Sub 7C,	Upreit,	Sub 5N,	Sub 8A,	Sub 8F,	Sub 8G,
Revenue:	OP, L.P.	Subsidiaries	LLC	LLC	LLC	LLC	L.P.	LLC

Participating lease revenue	—	90,377	—	—	726	910	1,603	—

Hotel operations:

Rooms	—	—	—	—		—	—	—

Food and beverage	—	—	—	—		—	—	—

Other operating departments	—	(380)	—	—		—	—	—

Office rental and other revenues	3,200	3,349	—	—		—	—	—

Total revenue	3,200	93,346	—	—	726	910	1,603	—

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	986	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	2,350	1,567	—	—	—	—	(8)	—

Property operating costs	—	—	—	—		—	—	—

Property taxes, insurance and other	2,787	9,279	—	—	24	70	281	—

Depreciation and amortization	3,431	25,659	—	—	64	145	218	—

Write down of investment in STS Hotel Net	2,112	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—

Swap termination fees	9,297	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	3,789	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality Corporation	1,315	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	25,081	37,491	—	—	88	215	492	—

Net operating income	(21,881)	55,855	—	—	638	694	1,112	—
Interest expense, net	44,322	13,401	—	—	(3)	(5)	(5)	—

Equity in income from consolidated entities	(109,079)	—	—	—	—		—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	42,876	42,455	—	—	642	700	1,116	—

Minority interests	6	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	42,870	42,455	—	—	642	700	1,116	—

Income tax benefit	1,242	—	—	—		—	—	—

Income (loss) before loss on sale of assets	41,628	42,455	—	—	642	700	1,116	—

Loss on sale of assets, net of tax effect	—	—	—	—		—	—	—

Extraordinary item, net of tax effect	1,226	—	—	—		—	—	—

Net income (loss)	40,402	42,455	—	—	642	700	1,116	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6H,	Sub 8B,	Sub 1C,	Sub 8E,
Revenue:	L.P.	LLC	L.P.	LLC

Participating lease revenue	700	5,095	1,015	1,069
Hotel operations:
Rooms	—	—	—	—
Food and beverage	—	—	—	—
Other operating departments	—	—	—	—
Office rental and other revenues	—	—	—	10

Total revenue	700	5,095	1,015	1,080

Hotel operating expenses by department:
Rooms	—	—	—	—
Food and beverage	—	—	—	—
Other operating departments	—	—	—	—
Office rental, parking and other operating expenses	—	—	—	—
Undistributed operating expenses:
Administrative and general	(2)	—	—	—
Property operating costs	—	—	—	—
Property taxes, insurance and other	(36)	(1,850)	378	66
Depreciation and amortization	212	1,154	505	261
Write down of investment in STS Hotel Net	—	—	—	—
Loss on asset impairment	—	—	—	—
Swap termination fees	—	—	—	—
Loss on fair value of non-hedging derivatives	—	—	—	—
FelCor merger costs	—	—	—	—
Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—
Restructuring charge	—	—	—	—

Total operating expenses	174	(696)	883	327

Net operating income	526	5,791	132	753
Interest expense, net	(2)	(58)	(12)	(28)
Equity in income from consolidated entities	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	528	5,849	144	781
Minority interests	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	528	5,849	144	781
Income tax benefit	—	—	—	—

Income (loss) before loss on sale of assets	528	5,849	144	781
Loss on sale of assets, net of tax effect	—	—	—	—
Extraordinary item, net of tax effect	—	—	—	—

Net income (loss)	528	5,849	144	781

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 7F,	Sub 5L,	Sub 3C,	Sub 5R,	Sub 8A,	Sub 6D,	Sub 6E,
Revenue:	LLC	LLC	LLC	LLC	LLC	LLC	LLC

Participating lease revenue	532	892	1,122	—	377	1,229	3,379

Hotel operations:

Rooms	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	—	—	6	—

Total revenue	532	892	1,122	—	377	1,235	3,379

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—

Property taxes, insurance and other	88	(7)	246	—	54	168	338

Depreciation and amortization	230	61	343	—	89	253	826

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—

Total operating expenses	318	54	589	—	143	421	1,165

Net operating income	214	838	533	—	234	815	2,214
Interest expense, net	(7)	(6)	(13)	—	(5)	(13)	(24)

Equity in income from consolidated entities	—	—	—	—	—	—	—

Income (loss) before minority interests, income tax benefit, loss on sale of assets	220	844	546	0	239	828	2,239

Minority interests	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on sale of assets	220	844	546	—	239	828	2,239

Income tax benefit	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	220	844	546	—	239	828	2,239

Loss on sale of assets, net of tax effect	—	—	—	—	1,062	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—

Net income (loss)	220	844	546	—	(823)	828	2,239

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 4E,	Sub 1B,	Sub 5,	Sub 6G,	Sub 8C,	Sub 4C,	Sub 4H,	Sub 7E,
Revenue:	L.P.	LLC	L.P.	LLC	LLC	L.P	L.P.	LLC

Participating lease revenue	1,008	1,619	1,687	1,706	1,361	653	250	878

Hotel operations:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	6	—	—	—	2	—	—	—

Total revenue	1,014	1,619	1,687	1,706	1,363	653	250	878

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	—	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	228	103	28	339	450	382	85	214

Depreciation and amortization	456	306	524	370	649	352	266	299

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	684	409	552	709	1,099	734	351	513

Net operating income	330	1,210	1,135	997	264	(81)	(101)	365
Interest expense, net	(12)	(27)	(7)	(60)	(31)	(31)	(6)	(12)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income

tax benefit, loss on sale of assets	342	1,237	1,142	1,057	295	(50)	(94)	377

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on

sale of assets	342	1,237	1,142	1,057	295	(50)	(94)	377

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	342	1,237	1,142	1,057	295	(50)	(94)	377

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	342	1,237	1,142	1,057	295	(50)	(94)	377

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 3D,	Sub 1A,	Sub 5E,	Sub 7A	Sub 6K,	Sub 2B,	Sub 3A,	Sub 4A,
Revenue:	LLC	LLC	LLC		LLC	LLC	LLC	LLC

Participating lease revenue	1,098	1,143	3,125	706	2,191	286	354	702

Hotel operations:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	—	—	—	—	—

Total revenue	1,098	1,143	3,125	706	2,191	286	354	702

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	—	—	8	(42)	—	—	—	4

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	121	186	303	54	362	90	15	167

Depreciation and amortization	449	233	914	201	370	192	170	—

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	570	419	1,225	212	732	282	185	171

Net operating income	527	724	1,900	494	1,459	4	170	531
Interest expense, net	(71)	(13)	(81)	(5)	(16)	181	(9)	(18)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income

tax benefit, loss on sale of assets	598	737	1,981	499	1,475	(177)	179	550

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on

sale of assets	598	737	1,981	499	1,475	(177)	179	550

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	598	737	1,981	499	1,475	(177)	179	550

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	598	737	1,981	499	1,475	(177)	179	550

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MDV	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 4D,	Sub 2A,	Sub 6L,	Limited	Sub 5C,	Sub 6J,	Sub 1D,	Sub 7B,
Revenue:	LLC	LLC	LLC	Partnership	LLC	LLC	L.P.	L.P.

Participating lease revenue	305	353	919	376	690	1,393	3,392	766

Hotel operations:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	—	—	—	—	—	182	—

Total revenue	305	353	919	376	690	1,393	3,574	766

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	56	—

Undistributed operating expenses:

Administrative and general	—	—	—	(8)	8	—	13	(101)

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	65	96	110	76	(711)	65	537	585

Depreciation and amortization	142	158	439	60	289	298	1,083	431

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	207	255	549	129	(414)	363	1,689	915

Net operating income	97	98	370	247	1,103	1,031	1,886	(149)
Interest expense, net	(29)	346	(15)	(5)	(19)	(24)	(22)	(62)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income

tax benefit, loss on sale of assets	126	(248)	385	252	1,123	1,055	1,907	(86)

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on

sale of assets	126	(248)	385	252	1,123	1,055	1,907	(86)

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	126	(248)	385	252	1,123	1,055	1,907	(86)

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	126	(248)	385	252	1,123	1,055	1,907	(86)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	AGH
	Sub 7D,	Sub 7G,	Sub 6B,	Sub 4I,	Sub 5D,	Sub 5H,	Sub 7H,	PSS I,
Revenue:	LLC	LLC	LLC	L.P.	LLC	LLC	LLC	Inc.

Participating lease revenue	3,498	447	540	51	987	3,161	617	1,995

Hotel operations:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	1,149	—	—	4	3	—	—	2

Total revenue	4,648	447	540	55	990	3,161	617	1,997

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	335	—	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	(96)	—	—	3	6	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	1,168	120	126	172	272	184	107	208

Depreciation and amortization	782	357	225	425	703	973	347	—

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	2,188	477	351	601	981	1,157	454	208

Net operating income	2,460	(30)	189	(546)	9	2,003	163	1,790
Interest expense, net	(71)	(45)	(4)	(10)	866	(19)	(16)	(4)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income

tax benefit, loss on sale of assets	2,531	15	193	(536)	(857)	2,022	179	1,794

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on

sale of assets	2,531	15	193	(536)	(857)	2,022	179	1,794

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	2,531	15	193	(536)	(857)	2,022	179	1,794

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	2,531	15	193	(536)	(857)	2,022	179	1,794

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 2D,	Sub 4F,	Sub 5K,	Sub 5M,	Sub 1E,	Sub 5O,	Sub 6M	Sub 4B,
Revenue:	LLC	L.P.	LLC	LLC	L.P.	LLC	Company	L.P.

Participating lease revenue	671	1,282	1,603	1,528	859	587	2,600	130

Hotel operations:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	—	4	—	—	—	—	—	—

Total revenue	671	1,286	1,603	1,528	859	587	2,600	130

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	—	—	—	—	—	—	—	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	199	245	153	54	70	24	116	211

Depreciation and amortization	232	541	591	220	143	112	596	540

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	431	786	744	274	212	137	712	751

Net operating income	239	500	859	1,253	647	450	1,888	(621)
Interest expense, net	393	(19)	(14)	(14)	(18)	(3)	(9)	(39)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income

tax benefit, loss on sale of assets	(153)	519	873	1,268	665	453	1,897	(582)

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on

sale of assets	(153)	519	873	1,268	665	453	1,897	(582)

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	(153)	519	873	1,268	665	453	1,897	(582)

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	(153)	519	873	1,268	665	453	1,897	(582)

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6C,	Sub 2C,	Sub 4G,	Sub 3B,	Sub 5G,	Sub 5P,	Sub 5J,	Sub 5Q,
Revenue:	LLC	LLC	L.P.	LLC	L.P.	LLC	LLC	LLC

Participating lease revenue	1,721	942	1,674	790	7,572	372	7,300	1,682

Hotel operations:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental and other revenues	6	15	12	7	32	—	—	—

Total revenue	1,727	958	1,686	797	7,604	372	7,300	1,682

Hotel operating expenses by department:

Rooms	—	—	—	—	—	—	—	—

Food and beverage	—	—	—	—	—	—	—	—

Other operating departments	—	—	—	—	—	—	—	—

Office rental, parking and other operating expenses	—	—	—	—	—	—	—	—

Undistributed operating expenses:

Administrative and general	—	—	—	—	4	—	1	—

Property operating costs	—	—	—	—	—	—	—	—

Property taxes, insurance and other	56	333	433	158	697	4	169	(71)

Depreciation and amortization	365	516	417	438	3,079	—	1,681	205

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Loss on asset impairment	—	—	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	—	—	—

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	—	—	—

Costs to terminate leases with Prime Hospitality

Corporation	—	—	—	—	—	—	—	—

Restructuring charge	—	—	—	—	—	—	—	—

Total operating expenses	421	848	850	596	3,781	4	1,851	134

Net operating income	1,306	110	836	201	3,824	367	5,449	1,549
Interest expense, net	(41)	695	(31)	(19)	(21)	—	(52)	(59)

Equity in income from consolidated entities	—	—	—	—	—	—	—	—

Income (loss) before minority interests, income

tax benefit, loss on sale of assets	1,347	(585)	867	220	3,845	367	5,501	1,608

Minority interests	—	—	—	—	—	—	—	—

Income (loss) before income tax benefit, loss on

sale of assets	1,347	(585)	867	220	3,845	367	5,501	1,608

Income tax benefit	—	—	—	—	—	—	—	—

Income (loss) before loss on sale of assets	1,347	(585)	867	220	3,845	367	5,501	1,608

Loss on sale of assets, net of tax effect	—	—	—	—	—	—	—	—

Extraordinary item, net of tax effect	—	—	—	—	—	—	—	—

Net income (loss)	1,347	(585)	867	220	3,845	367	5,501	1,608

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidating Statement of Operations
Six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 5A,	Sub 8D,	Sub 4J,	Hotel		Total
Revenue:	LLC	LLC	LLC	Lessee, Inc.	Eliminations	Consolidated

Participating lease revenue	3,037	1,920	1,513	—	(177,531)	7,536

Hotel operations:						—

Rooms	—	—	—	402,760	—	402,760

Food and beverage	—	—	—	145,383	—	145,383

Other operating departments	—	—	—	46,385	—	46,005

Office rental and other revenues	47	—	130	—	—	8,167

Total revenue	3,084	1,920	1,642	594,528	(177,531)	609,851

Hotel operating expenses by department:						—

Rooms	—	—	—	92,287	—	92,287

Food and beverage	—	—	—	103,890	—	103,890

Other operating departments	—	—	—	23,616	—	23,616

Office rental, parking and other operating expenses	—	—	249	—	—	1,625

Undistributed operating expenses:						—

Administrative and general	2	26	1	84,320	—	88,055

Property operating costs	—	—	—	84,977	—	84,977

Property taxes, insurance and other	252	163	16	192,955	(177,531)	36,902

Depreciation and amortization	834	622	618	123	—	57,787

Write down of investment in STS Hotel Net	—	—	—	—	—	2,112

Loss on asset impairment	—	—	—	—	—	—

Swap termination fees	—	—	—	—	—	9,297

Loss on fair value of non-hedging derivatives	—	—	—	—	—	—

FelCor merger costs	—	—	—	—	—	3,789

Costs to terminate leases with Prime Hospitality						—

Corporation	—	—	—	—	—	1,315

Restructuring charge	—	—	—	—	—	—

Total operating expenses	1,087	811	885	582,168	(177,531)	505,652

Net operating income	1,997	1,109	757	12,360	—	104,199
Interest expense, net	1,398	(16)	(60)	—	—	60,261

Equity in income from consolidated entities	—	—	—	—	109,079	—

Income (loss) before minority interests, income						—

tax benefit, loss on sale of assets	599	1,124	817	12,360	(109,079)	43,938

Minority interests	—	—	—	—	—	6

Income (loss) before income tax benefit, loss on						—

sale of assets	599	1,124	817	12,360	(109,079)	43,932

Income tax benefit	—	—	—	—	—	1,242

Income (loss) before loss on sale of assets	599	1,124	817	12,360	(109,079)	42,690

Loss on sale of assets, net of tax effect	—	—	—	—	—	1,062

Extraordinary item, net of tax effect	—	—	—	—	—	1,226

Net income (loss)	599	1,124	817	12,360	(109,079)	40,402

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the six months ended June 30, 2001
(in thousands)

						MT
	MeriStar	Non-	MeriStar	AGH	MeriStar	MeriStar	MeriStar	MeriStar
	Hospitality	Guarantor	Sub 7C,	Upreit,	Sub 5N,	Sub 8A,	Sub 8F,	Sub 8G,
	OP, L.P.	Subsidiaries	LLC	LLC	LLC	LLC	LLC	LLC

Cash flows from operating activities:

Net Income (loss)	40,402	42,455	—	—	642	700	1,116	—

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	3,431	25,659	—	—	64	145	218	—

Equity in earnings	(109,079)	—	—	—	—	—	—	—

Loss on sale of assets, net of tax	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net	2,112	—	—	—	—	—	—	—

Extraordinary loss on early extinguishment of debt, before tax effect	1,243	—	—	—	—	—	—	—

Minority interests	6	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	1,842	—	—	—	—	—	—	—

Interest rate swaps marked to fair value	—

Deferred income taxes	296	—	—	—	—	—	—	—

Changes in operating assets and liabilities:

Accounts receivable, net	(597)	544	—	—	—	(16)	135	—

Prepaid expenses and other	1,439	(180)	—	—	—	—	(6)	—

Due from/to Meristar Hotels	6,277	2,159	—	—	14	16	—	—

Accounts payable, accrued expenses and other liabilities	21,226	(28,740)	—	—	7	(6)	(1)	—

Accrued interest	16,282	(313)	—	—	—	—	(9)	—

Due from subsidiaries	362,849	(27,200)	—	—	(706)	(776)	2,155	—
Income taxes payable	499	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	348,228	14,385	—	—	21	63	3,608	—

Cash flows from investing activities:

Investment in hotel properties	(2,215)	(10,443)	—	—	(21)	(63)	(117)	—

Proceeds from disposition of assets	—	—	—	—	—	—	—	—

Hotel operating cash received in connection with lease conversions	—	—	—	—	—	—	—	—

Note receivable	(35,536)	—	—	—	—	—	—	—

Change in restricted cash	837	(1,608)	—	—	—	—	488	—

Net cash provided by (used in) investing activities	(36,914)	(12,050)	—	—	(21)	(63)	371	—

Cash flows from financing activities:

Deferred financing costs	(9,906)	—	—	—	—	—	—	—

Proceeds from mortgages and notes payable	334,938	—	—	—	—	—	(3,979)	—

Principal payments on mortgages and notes payable	(582,495)	(2,335)	—	—	—	—	—	—

Repurchase of units	(3,280)	—	—	—	—	—	—	—

Contributions from partners	705	—	—	—	—	—	—	—

Distributions to partners	(49,685)	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(309,723)	(2,335)	—	—	—	—	(3,979)	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—

Net change in cash	1,592	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	242	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	1,834	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6H,	Sub 8B,	Sub 1C,	Sub 8E,
	L.P.	LLC	L.P.	LLC

Cash flows from operating activities:
Net Income (loss)	528	5,849	144	781
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	212	1,154	505	261
Equity in earnings Loss on sale of assets, net of tax Write down of investment in STS Hotel Net	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—
Minority interests	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—
Interest rate swaps marked to fair value Deferred income taxes	—	—	—	—
Changes in operating assets and liabilities:	—	—	—	—
Accounts receivable, net	(7)	184	(4)	62
Prepaid expenses and other	—	(11)	—	—
Due from/to Meristar Hotels	—	120	1	—
Accounts payable, accrued expenses and other liabilities	(47)	(2,545)	61	(17)
Accrued interest	—	—	—	—
Due from subsidiaries	(4,594)	(421)	(1,034)
Income taxes payable	—	—	—	—

Net cash provided by (used in) operating activities	156	285	53

Cash flows from investing activities:
Investment in hotel properties, net	(1)	(156)	(285)	(53)
Proceeds from disposition of assets	—	—	—	—
Hotel operating cash received in connection with lease conversions Note receivable	—	—	—	—
Change in restricted cash	—	—	—	—

Net cash provided by (used in) investing activities	(1)	(156)	(285)	(53)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—
Proceeds from mortgages and notes payable	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—
Purchase of treasury stock	—	—	—	—
Contributions from partners	—	—	—	—
Distributions to partners	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—

Net change in cash	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the six months ended June 30, 2001
(in thousands)

					Old
	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 7F,	Sub 5L,	Sub 3C,	Sub 5R,	Sub 8A,	Sub 6D,
	LLC	LLC	LLC	LLC	LLC	LLC

Cash flows from operating activities:
Net Income (loss)	220	844	546	—	(823)	828
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	230	61	343	—	89	253
Equity in earnings Loss on sale of assets, net of tax	—	—	—	—	1,081	—
Write down of investment in STS Hotel Net	—	—	—	—	—	—
Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—
Amortization of unearned stock based compensation	—	—	—	—	—	—
Interest rate swaps marked to fair value Deferred income taxes	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	(26)	—	10	—	(31)	(306)
Prepaid expenses and other	—	—	(3)	—	—	(5)
Due from/to Meristar Hotels	(2)	32	—	—	—	123
Accounts payable, accrued expenses and other liabilities	26	(17)	16	—	13	65
Accrued interest	—	—	—	—	—	—
Due from subsidiaries	(414)	(828)	(732)	—	(8,777)	(891)
Income taxes payable	—	—	—	—	—	—

Net cash provided by (used in) operating activities	34	92	180	—	(8,448)	66

Cash flows from investing activities:
Investment in hotel properties, net	(34)	(92)	(180)	—	1,175	(66)
Proceeds from disposition of assets	—	—	—	—	7,274	—
Hotel operating cash received in connection with lease conversions	—	—	—	—	—	—
Note receivable	—	—	—	—	—	—
Change in restricted cash	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(34)	(92)	(180)	—	8,449	(66)

Cash flows from financing activities:
Deferred financing costs	—	—	—	—	—	—
Proceeds from mortgages and notes payable	—	—	—	—	—	—
Principal payments on mortgages and notes payable	—	—	—	—	—	—
Purchase of treasury stock	—	—	—	—	—	—
Contributions from partners	—	—	—	—	—	—
Distributions to partners	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 6E,	Sub 4E,	Sub 1B,	Sub 5F,	Sub 6G,	Sub 8C,	Sub 4C,	Sub 4H,
	LLC	L.P.	LLC	L.P.	LLC	LLC	L.P	L.P.

Cash flows from operating activities:

Net Income (loss)	2,239	342	1,237	1,142	1,057	295	(50)	(94)

Adjustments to reconcile net income (loss) to net cash

provided by (used in) operating activities:

Depreciation and amortization	826	456	306	524	370	649	352	266

Equity in earnings Loss on sale of assets, net of tax	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—

Interest rate swaps marked to fair value Deferred income taxes	—	—	—	—	—	—	—	—

Changes in operating assets and liabilities:

Accounts receivable, net	34	(19)	16	(25)	16	8	(47)	—

Prepaid expenses and other	—	—	(13)	(11)	(6)	—	(6)	(2)

Due from/to Meristar Hotels	—	(75)	—	—	5	—	—	(14)

Accounts payable, accrued expenses and other liabilities	42	(184)	18	(3)	191	69	21	(69)

Accrued interest	—	—	—	—	—	—	—	—

Due from subsidiaries	(2,535)	(248)	(1,517)	(1,454)	(1,468)	(937)	(149)	1

Income taxes payable	—	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	606	271	46	173	166	84	120	88

Cash flows from investing activities:

Investment in hotel properties, net	(606)	(271)	(46)	(173)	(166)	(84)	(120)	(88)

Proceeds from disposition of assets	—	—	—	—	—	—	—	—

Hotel operating cash received in connection with lease conversions	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(606)	(271)	(46)	(173)	(166)	(84)	(120)	(88)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	—	—	—

Proceeds from mortgages and notes payable	—	—	—	—	—	—	—	—

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—	—

Purchase of treasury stock	—	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 7E,	Sub 3D,	Sub 1A,	Sub 5E,	Sub 7A	Sub 6K,	Sub 2B,	Sub 3A,
	LLC	LLC	LLC	LLC		LLC	LLC	LLC

Cash flows from operating activities:

Net Income (loss)	377	598	737	1,981	499	1,475	(177)	179

Adjustments to reconcile net income (loss) to net cash

provided by (used in) operating activities:

Depreciation and amortization	299	449	233	914	201	370	192	170

Equity in earnings	—	—	—	—	—	—	—	—

Loss on sale of assets, net of tax	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—

Interest rate swaps marked to fair value

Deferred income taxes	—	—	—	—	—	—	—	—

Changes in operating assets and liabilities:

Accounts receivable, net	53	(19)	40	18	(13)	(18)	15	(35)

Prepaid expenses and other	44	—	—	(15)	(4)	(1)	—	—

Due from/to Meristar Hotels	—	—	—	(11)	—	—	(31)	(1)

Accounts payable, accrued expenses and other liabilities	67	138	(107)	450	(71)	106	—	(98)

Accrued interest	—	—	—	—	—	—	—	—

Due from subsidiaries	(726)	(874)	(833)	(3,031)	(414)	(1,700)	14	(174)

Income taxes payable	—	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	114	292	70	305	198	232	13	41

Cash flows from investing activities:

Investment in hotel properties, net	(114)	(292)	(70)	(305)	(198)	(232)	9	(41)

Proceeds from disposition of assets	—	—	—	—	—	—	—	—

Hotel operating cash received in connection with lease conversions	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(114)	(292)	(70)	(305)	(198)	(232)	9	(41)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	—	—	—

Proceeds from mortgages and notes payable	—	—	—	—	—	—	(59)	—

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—	—

Purchase of treasury stock	—	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	(59)	—

Effect of exchange rate changes on cash	—	—	—	—	—	—	37	—

Net change in cash	—	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MDV	MeriStar	MeriStar	MeriStar
	Sub 4A,	Sub 4D,	Sub 2A,	Sub 6L,	Limited	Sub 5C,	Sub 6J,	Sub 1D,
	LLC	LLC	LLC	LLC	Partnership	LLC	LLC	L.P.

Cash flows from operating activities:

Net Income (loss)	550	126	(248)	385	252	1,123	1,055	1,907

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	—	142	158	439	60	289	298	1,083

Equity in earnings	—	—	—	—	—	—	—	—

Loss on sale of assets, net of tax	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—

Interest rate swaps marked to fair value

Deferred income taxes	—	—	—	—	—	—	—	—

Changes in operating assets and liabilities:

Accounts receivable, net	(4)	(7)	15	26	26	(16)	19	30

Prepaid expenses and other	—	—	(1)	1	1	(31)	(6)	(20)

Due from/to Meristar Hotels	(2)	—	—	—	—	—	(1)	(32)

Accounts payable, accrued expenses and other liabilities	(88)	68	96	(10)	(10)	(723)	(27)	(13)

Accrued interest	—	—	—	—	—	—	—	27

Due from subsidiaries	(302)	(106)	140	(758)	(305)	(165)	(1,154)	(2,757)

Income taxes payable	—	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	153	223	160	82	23	478	183	225

Cash flows from investing activities:

Investment in hotel properties, net	(153)	(223)	(101)	(82)	(23)	(478)	(183)	(225)

Proceeds from disposition of assets	—	—	—	—	—	—	—	—

Hotel operating cash received in connection with lease conversions	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(153)	(223)	(101)	(82)	(23)	(478)	(183)	(225)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	—	—	—

Proceeds from mortgages and notes payable	—	—	(97)	—	—	—	—	—

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—	—

Purchase of treasury stock	—	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	(97)	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	37	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 7B,	Sub 7D,	Sub 7G,	Sub 6B,	Sub 4I,	Sub 5D,	Sub 5H,	Sub 7H,
	L.P.	LLC	LLC	LLC	L.P.	LLC	LLC	LLC

Cash flows from operating activities:

Net Income (loss)	(86)	2,531	15	193	(536)	(857)	2,022	179

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	431	782	357	225	425	703	973	347

Equity in earnings	—	—	—	—	—	—	—	—
Loss on sale of assets, net of tax	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—

Interest rate swaps marked to fair value

Deferred income taxes	—	—	—	—	—	—	—	—

Changes in operating assets and liabilities:

Accounts receivable, net	(13)	268	—	—	—	(24)	—	(39)

Prepaid expenses and other	—	—	(4)	(1)	(7)	(53)	—	—

Due from/to Meristar Hotels	(1)	(4)	—	—	—	1,544	27	—

Accounts payable, accrued expenses and other liabilities	185	275	(6)	99	(113)	462	53	(66)

Accrued interest	—	—	—	—	—	—	—	—

Due from subsidiaries	(274)	(3,240	(106)	(478)	353	(1,436)	(2,916)	(333)

Income taxes payable	—	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	242	611	256	39	122	339	159	88

Cash flows from investing activities:

Investment in hotel properties, net	(242)	(611)	(256)	(39)	(122)	(88)	(159)	(102)

Proceeds from disposition of assets	—	—	—	—	—	—	—	—

Hotel operating cash received in connection with lease conversions	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(242)	(611)	(256)	(39)	(122)	(88)	(159)	(102)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	2	—	—

Proceeds from mortgages and notes payable	—	—	—	—	—	(253)	—	13

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—	—

Purchase of treasury stock	—	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	(251)	—	13

Effect of exchange rate changes on cash	—	—	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the six months ended June 30, 2001
(in thousands)

	AGH	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	PSS I,	Sub 2D,	Sub 4F,	Sub 5K,	Sub 5M,	Sub 1E,	Sub 5O,	Sub 6M
	Inc.	LLC	L.P.	LLC	LLC	L.P.	LLC	Company

Cash flows from operating activities:

Net Income (loss)	1,794	(153)	519	873	1,268	665	453	1,897

Adjustments to reconcile net income (loss) to net cash

provided by (used in) operating activities:

Depreciation and amortization	—	232	541	591	220	143	112	596

Equity in earnings	—	—	—	—	—	—	—	—

Loss on sale of assets, net of tax	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—

Interest rate swaps marked to fair value	—	—	—	—	—	—	—	—

Deferred income taxes

Changes in operating assets and liabilities:

Accounts receivable, net	(908)	(4)	(4)	—	—	35	—	72

Prepaid expenses and other	(10)	—	—	—	—	—	—	(62)

Due from/to Meristar Hotels	—	(12)	—	132	59	(1)	3	—

Accounts payable, accrued expenses and other liabilities	150	99	(117)	(2,355)	18	(16)	4	132

Accrued interest	—	—	—	—	—	—	—	—

Due from subsidiaries	(933)	(143)	(849)	1,252	(1,482)	(699)	(551)	(2,546)

Income taxes payable	—	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	93	19	89	492	83	127	21	89

Cash flows from investing activities:

Investment in hotel properties, net	(93)	27	(89)	(492)	(83)	(127)	(21)	(89)

Proceeds from disposition of assets	—	—	—	—	—	—	—	—

Hotel operating cash received in connection with lease conversions	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(93)	27	(89)	(492)	(83)	(127)	(21)	(89)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	—	—	—

Proceeds from mortgages and notes payable	—	(112)	—	—	—	—	—	—

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—	—

Purchase of treasury stock	—	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	(112)	—	—	—	—	—	—

Effect of exchange rate changes on cash	—	67	—	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the six months ended June 30, 2001
(in thousands)

	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar	MeriStar
	Sub 4B,	Sub 6C,	Sub 2C,	Sub 4G,	Sub 3B,	Sub 5G,	Sub 5P,	Sub 5J,
	L.P.	LLC	LLC	L.P.	LLC	L.P.	LLC	LLC

Cash flows from operating activities:

Net Income (loss)	(582)	1,347	(585)	867	220	3,845	367	5,501

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	540	365	516	417	438	3,079	—	1,681

Equity in earnings		—	—	—	—	—	—	—

Loss on sale of assets, net of tax	—	—	—	—	—	—	—	—

Write down of investment in STS Hotel Net	—	—	—	—	—	—	—	—

Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—

Amortization of unearned stock based compensation	—	—	—	—	—	—	—	—

Interest rate swaps marked to fair value

Deferred income taxes	—	—	—	—	—	—	—	—

Changes in operating assets and liabilities:

Accounts receivable, net	—	56	—	67	8	383	(372)	—

Prepaid expenses and other	—	64	—	—	(7)	(14)	—	—

Due from/to Meristar Hotels	—	—	44	(1)	(1)	(1)	42	2,004

Accounts payable, accrued expenses and other liabilities	(134)	19	243	(81)	(33)	452	1	(359)

Accrued interest	—	—	—	—	—	—	—	—

Due from subsidiaries	1,247	(1,593)	(164)	(1,217)	(578)	(7,457)	(39)	(7,989)

Income taxes payable	—	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	1,071	258	54	53	47	286	—	838

Cash flows from investing activities:

Investment in hotel properties, net	(1,071)	(258)	1	(53)	(48)	(286)	—	(838)

Proceeds from disposition of assets	—	—	—	—	—	—	—	—

Investments in and advances to affiliates, net	—	—	—	—	—	—	—	—

Hotel operating cash received in connection with lease conversions	—	—	—	—	—	—	—	—

Note receivable	—	—	—	—	—	—	—	—

Change in restricted cash	—	—	—	—	—	—	—	—

Net cash provided by (used in) investing activities	(1,071)	(258)	1	(53)	(48)	(286)	—	(838)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	—	—	—

Proceeds from mortgages and notes payable	—	—	(196)	—	—	—	—	—

Principal payments on mortgages and notes payable	—	—	—	—	—	—	—	—

Purchase of treasury stock	—	—	—	—	—	—	—	—

Contributions from partners	—	—	—	—	—	—	—	—

Distributions to partners	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	(196)	—	—	—	—	—

Effect of exchange rate changes on cash	—	—	142	—	—	—	—	—

Net change in cash	—	—	—	—	—	—	—	—

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.
Condensed Consolidated Statement of Cash Flows
For the six months ended June 30, 2001
(in thousands)

					MeriStar
	MeriStar	MeriStar	MeriStar	MeriStar	Hotel
	Sub 5Q,	Sub 5A,	Sub 8D,	Sub 4J,	Lessee,		Total
	LLC	LLC	LLC	LLC	Inc.	Eliminations	Consolidated

Cash flows from operating activities:

Net Income (loss)	1,608	599	1,124	817	12,360	(109,079)	40,402

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

Depreciation and amortization	205	834	622	618	123	—	57,787

Equity in earnings	—	—	—	—	—	109,079	—

Loss on sale of assets, net of tax	—	—	—	—	—		1,081

Write down of investment in STS Hotel Net	—	—	—	—	—	—	2,112

Extraordinary loss on early extinguishment of debt, before tax effect	—	—	—	—	—	—	1,243

Minority interests	—	—	—	—	—	—	6

Amortization of unearned stock based compensation	—	—	—	—	—	—	1,842

Interest rate swaps marked to fair value							—

Deferred income taxes	—	—	—	—	—	—	296

Changes in operating assets and liabilities:

Accounts receivable, net	—	11	119	43	(6,767)	—	(7,007)

Prepaid expenses and other	—	(11)	(5)	—	(551)	—	502

Due from/to Meristar Hotels	(86)	(1)	—	—	(999)	—	11,328

Accounts payable, accrued expenses and other liabilities	(335)	362	10	(204)	2,299	—	(9,052)

Accrued interest	—	—	—	—	—	—	15,987

Due from subsidiaries	(1,124)	(1,322)	(1,821)	(957)	9,745	(268,842)	—

Income taxes payable	—	—	—	—	—	—	499

Net cash provided by (used in) operating activities	269	473	50	317	16,209	(268,842)	117,026

Cash flows from investing activities:

Investment in hotel properties, net	(269)	(473)	(50)	(317)	(718)	—	(23,782)

Proceeds from disposition of assets	—	—	—	—	—	—	7,274

Hotel operating cash received in connection with lease conversions	—	—	—	—	3,257	—	3,257

Note receivable	—	—	—	—	—	(464)	(36,000)

Change in restricted cash	—	—	—	—	—	—	(283)

Net cash provided by (used in) investing activities	(269)	(473)	(50)	(317)	2,539	(464)	(49,534)

Cash flows from financing activities:

Deferred financing costs	—	—	—	—	—	—	(9,906)

Proceeds from mortgages and notes payable	—	—	—	—	(32)	269,306	599,529

Principal payments on mortgages and notes payable	—	—	—	—	—	—	(584,830)

Repurchase of units	—	—	—	—	—	—	(3,280)

Contributions from partners	—	—	—	—	—	—	705

Distributions to partners	—	—	—	—	—	—	(49,685)

Net cash provided by (used in) financing activities	—	—	—	—	(32)	269,306	(47,467)

Effect of exchange rate changes on cash	—	—	—	—	—	—	283

Net change in cash	—	—	—	—	18,716	—	20,308

Cash and cash equivalents, beginning of period	—	—	—	—	—	—	242

Cash and cash equivalents, end of period	—	—	—	—	18,716	—	20,550